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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-09911

Hussman Investment Trust
(Exact name of registrant as specified in charter)

6021 University Boulevard, Suite 490 Ellicott City, Maryland	21043
(Address of principal executive offices)	(Zip code)

John F. Splain

Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450 Cincinnati, Ohio 45246

(Name and address of agent for service)

Registrant's telephone number, including area code:	(513) 587-3400

Date of fiscal year end:	June 30, 2018

Date of reporting period:	June 30, 2018

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

HUSSMAN INVESTMENT TRUST

HUSSMAN STRATEGIC GROWTH FUND

HUSSMAN STRATEGIC TOTAL RETURN FUND

HUSSMAN STRATEGIC INTERNATIONAL FUND

HUSSMAN STRATEGIC VALUE FUND

ANNUAL REPORT

June 30, 2018

Table of Contents

Performance Information
Hussman Strategic Growth Fund	1
Hussman Strategic Total Return Fund	2
Hussman Strategic International Fund	3
Hussman Strategic Value Fund	4
Letter to Shareholders	5
Portfolio Information	22
Schedules of Investments
Hussman Strategic Growth Fund	25
Hussman Strategic Total Return Fund	33
Hussman Strategic International Fund	36
Hussman Strategic Value Fund	42
Statements of Assets and Liabilities	48
Statements of Operations	50
Statements of Changes in Net Assets
Hussman Strategic Growth Fund	52
Hussman Strategic Total Return Fund	53
Hussman Strategic International Fund	54
Hussman Strategic Value Fund	55
Financial Highlights
Hussman Strategic Growth Fund	56
Hussman Strategic Total Return Fund	57
Hussman Strategic International Fund	58
Hussman Strategic Value Fund	59
Notes to Financial Statements	60
Report of Independent Registered Public Accounting Firm	84
About Your Funds’ Expenses	86
Board of Trustees and Officers	88
Other Information	90
Federal Tax Information	90
Approval of Investment Advisory Agreements	91

HUSSMAN STRATEGIC GROWTH FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Growth Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2018
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Growth Fund(c)(d)	(2.81%)	(9.04%)	(8.65%)	(6.65%)	0.64%
S&P 500 Index	14.37%	11.93%	13.42%	10.17%	5.56%

(a)

Hussman Strategic Growth Fund invests in stocks listed on the New York, American, and NASDAQ exchanges, and does not specifically restrict its holdings to a particular market capitalization. The S&P 500 is an index of large capitalization stocks. “HSGFX equity investments and cash equivalents only (unhedged)” reflects the performance of the Fund’s stock investments and modest day-to-day cash balances, after fees and expenses, but excluding the impact of hedging transactions. The Fund’s unhedged equity investments do not represent a separately available portfolio, and their performance is presented solely for purposes of comparison and performance attribution.

(b)	The Fund commenced operations on July 24, 2000.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2018 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.13% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2017 prospectus was 1.37%.

1

HUSSMAN STRATEGIC TOTAL RETURN FUND

Comparison of the Change in Value of a $10,000 Investment in Hussman Strategic Total Return Fund
versus the Bloomberg Barclays U.S. Aggregate Bond Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2018
	1 Year	3 Years	5 Years	10 Years	Since Inception(b)
Hussman Strategic Total Return Fund(c)(d)	(0.18%)	2.05%	2.06%	2.10%	4.32%
Bloomberg Barclays U.S. Aggregate Bond Index	(0.40%)	1.72%	2.27%	3.72%	3.99%

(a)

The Bloomberg Barclays U.S. Aggregate Bond Index covers the U.S. investment grade fixed rate bond market, with index components for U.S. government, agency and corporate securities. The Fund does not invest solely in securities included in the Bloomberg Barclays U.S. Aggregate Bond Index and may invest in other types of bonds, as well as common stocks, exchange-traded funds and other securities.

(b)	The Fund commenced operations on September 12, 2002.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2018 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 0.73% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2017 prospectus was 0.86%.

2

HUSSMAN STRATEGIC INTERNATIONAL FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic International Fund versus the MSCI EAFE Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2018
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic International Fund(c)(d)	1.34%	1.34%	(1.41%)	(0.75%)
MSCI EAFE Index	6.84%	4.90%	6.44%	5.53%

(a)

The MSCI EAFE (Europe, Australasia, and Far East) Index is a free float-adjusted weighted capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada. As of June 30, 2018, the MSCI EAFE Index consisted of the following 21 developed market country indices: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The Fund may not invest in all of the countries represented in the MSCI EAFE Index and may invest in securities that are not included in the MSCI EAFE Index.

(b)	The Fund commenced operations on December 31, 2009.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2018 to the extent necessary to limit the Fund’s annual ordinary operating expenses to an amount not exceeding 2.00% annually of the Fund’s average daily net assets. The gross expense ratio as disclosed in the November 1, 2017 prospectus was 2.27%.

3

HUSSMAN STRATEGIC VALUE FUND

Comparison of the Change in Value of a $10,000 Investment in
Hussman Strategic Value Fund versus the S&P 500 Index(a) (Unaudited)

Average Annual Total Returns For Periods Ended June 30, 2018
	1 Year	3 Years	5 Years	Since Inception(b)
Hussman Strategic Value Fund(c)(d)	(0.02%)	(2.33%)	(1.40%)	(0.34%)
S&P 500 Index	14.37%	11.93%	13.42%	14.02%

(a)

Hussman Strategic Value Fund invests primarily in securities of U.S. issuers but may, from to time, hold significant investments in dividend paying stocks of foreign companies in developed countries. There are no restrictions as to the market capitalization of companies in which the Fund invests. The S&P 500 Index is believed to be the most appropriate broad-based securities market index against which to compare the Fund's long-term performance. However, the Fund may invest in securities that are not included in the S&P 500 Index, and may vary its exposure to market fluctuations depending on market conditions.

(b)	The Fund commenced operations on February 6, 2012.
(c)	Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.
(d)

The Adviser has contractually agreed to defer its investment advisory fees and/or absorb or reimburse Fund expenses until at least November 1, 2018 to the extent necessary to limit the Fund's annual ordinary operating expenses to an amount not exceeding 1.25% annually of the Fund's average daily net assets. The gross expense ratio as disclosed in the November 1, 2018 prospectus was 5.80%.

4

The Hussman Funds
Letter to Shareholders	August 10, 2018

“Financial disaster is quickly forgotten. There can be few fields of human endeavor in which history counts for so little as in the world of finance.” – John Kenneth Galbraith

Dear Shareholder,

Shortly after the 1987 market crash, the economist John Kenneth Galbraith wrote about “the extreme brevity of the financial memory.” One might imagine that the memory of investors would have improved after observing the repeated cycle of bubbles and crashes in the decades since then. One would be wrong.

During the 9-year period from March 24, 2000 to March 9, 2009, the Standard & Poor’s 500 Index declined by -55.71%, with a total return, including dividends, of -48.04%. By the 2009 low, the S&P 500 had lagged Treasury bill returns for the nearly 14-year period since May 3, 1995. On a total return basis, the deepest interim loss for the S&P 500 was -55.25%, measured from the October 9, 2007 market peak to the March 9, 2009 trough. Based on the relationship between valuations and subsequent market outcomes across a century of market history, the market losses during the collapses that followed the 2000 and 2007 market peaks were not exceptional, but were instead unsurprisingly run-of-the-mill.

5

The Hussman Funds
Letter to Shareholders (continued)

By the January 26, 2018 peak in the S&P 500, the S&P 500 had restored valuations that, on the measures we find best correlated with actual subsequent S&P 500 total returns, matched or exceeded the extremes observed at the 2000, 2007, and 1929 peaks. As a consequence of restoring historically extreme valuations, at least temporarily, the S&P 500 posted an average annualized total return of 5.63% between its March 24, 2000 peak and its January 26, 2018 peak. I expect much or all of this return to be wiped out over the completion of the current speculative market cycle.

Our own successes and challenges do not closely overlap those of the S&P 500. From the inception of Hussman Strategic Growth Fund on July 24, 2000 to the March 9, 2009 market low, the Fund gained 105.57%, compared with a loss for the S&P 500, including dividends, of -45.99%. The cumulative total return of the Fund set a record high on September 17, 2008, in the midst of the global financial crisis. On a total return basis, the deepest interim loss for the Fund from its inception through the June 30, 2018 fiscal year-end was -53.91%, occurring between September 17, 2008 and March 9, 2018. This was smaller than the -55.25% interim loss experienced by the S&P 500 during the 2007-2009 financial crisis, but slightly more extended than the loss of -48.04% experienced by the S&P 500 between March 24, 2000 and March 9, 2009.

6

The Hussman Funds
Letter to Shareholders (continued)

Though the Fund and the S&P 500 have each experienced their own periods of extended difficulty and loss since 2000, two considerations are notable. First, the difficulties occurred at different times, so the relative performance of the Fund versus the S&P 500 has been, at turns, either impressive or disappointing. Second, and more importantly, the losses in the S&P 500 were largely consistent with historical regularities. In contrast, the difficulty experienced by Strategic Growth Fund in the advancing half-cycle since 2009 resulted from an extraordinary departure from historical regularities.

Specifically, the losses in the Fund in recent years can be largely traced to a single factor: our defensive response to extreme and persistent “overvalued, overbought, overbullish” features of market action. These syndromes had reliably warned of impending market losses in prior market cycles across nearly a century of history, but were virtually useless in the face of yield-seeking speculation provoked by the Federal Reserve’s unprecedented experiment with zero interest rate policy.

When investors are inclined to speculate, they tend to be indiscriminate about it. As their preferences shift toward risk-aversion, investors tend to become more selective, so dispersion and divergences emerge in the behavior of various securities. For this reason, we gauge the inclination of investors toward speculation or risk aversion through the uniformity or divergence of market action across thousands of individual securities, industries, sectors, and security-types, including debt securities of varying creditworthiness. We describe our measures of this behavior with the phrases “trend uniformity” or “market internals.”

In prior cycles across history, it was sensible to remain constructive, even in overvalued markets, provided that market internals conveyed a signal that investors were still inclined to speculate. But this opportunity for “rational speculation” typically ended at the point where extreme syndromes of “overvalued, overbought, overbullish” market action emerged.

Through much of the half-cycle since 2009, I maintained the belief, based on the historical record, that these syndromes provided a reasonable limit to speculation. Their historical reliability encouraged my view that “the extreme brevity of the financial memory” was not so short to allow a third bubble, immediately following the collapse of two others within a single decade.

I was wrong. As the zero-interest rate policy of the Federal Reserve convinced investors that there was “no alternative” to speculating in risky assets, and the market advance resulting from that speculation created the impression that risk was not actually risk at all, investors drove valuations relentlessly higher even after historically important

7

The Hussman Funds
Letter to Shareholders (continued)

warning flags appeared. As we introduced incremental adaptations to address that challenge, I hesitated to accept the idea that no warning flag was too extreme – that there was literally no definable limit to speculation. Again, to be very clear: I was wrong.

The necessary adaptation was to avoid adopting a negative market outlook (and associated hedge positions), regardless of speculative extremes, so long as our measures of market internals continued to indicate a psychological willingness among investors to speculate.

In my belief that some seed of rationality still survived in the financial markets, the hedging limitations I introduced between 2010 and 2016 contained the word “provided.” For example, in mid-2014, we resolved that, provided an environment of zero interest rates, market internals needed to deteriorate explicitly in order to adopt negative market outlook. That single adaptation would have dramatically changed our experience during the market advance since 2009. But as speculation resumed in late-2016 and 2017 following the Brexit vote and post-election enthusiasm, it became clear that even our 2014 adaptation was not enough.

During the second-half of 2017, I finally conceded that there was no longer any definable limit to speculative euphoria, myopia, or amnesia, and certainly no limit worth defending. In essence, we made the one adaptation that remained, which was to drop the word “provided” entirely.

This adaptation was noted in the December 31, 2017 Semi-Annual Report of the Hussman Funds. Our performance instantly stabilized, as our adapted methods encouraged a rather neutral stance during the continued market advance into late-January 2018, and encouraged a more defensive stance only after market internals deteriorated in the first week of February 2018.

Put simply, regardless of how overextended market conditions become, or how reckless monetary and fiscal policies may appear, we will refrain from adopting or amplifying a negative market outlook when our measures of market internals indicate that investors remain inclined toward speculation. While sufficiently extreme “overvalued, overbought, overbullish” conditions can still encourage a flat, neutral market outlook, the critical adaptation is to defer a negative market outlook and a strongly defensive hedge position until our measures of market internals deteriorate explicitly. There are no exceptions to that requirement.

Importantly, we have abandoned neither our capacity for caution, nor the focus on valuations and market internals that allowed us to anticipate and navigate the 2000-2002 and 2007-2009 market collapses. Even in the advancing half-cycle since 2009, the S&P 500 has lost value, on average, in periods where “overvalued, overbought,

8

The Hussman Funds
Letter to Shareholders (continued)

overbullish” conditions were joined by deterioration and dispersion in market internals. The key is to refrain from adopting a negative outlook until that deterioration and dispersion actually emerges.

2000, 2007, and 2018

With regard to present conditions, our most reliable measures of market internals deteriorated explicitly in the week ended February 2, 2018. Even at current valuation extremes, we will shift to a neutral outlook (or possibly constructive with a strong safety net) if those measures improve.

Whether or not the recent market advance is complete, it will remain important to distinguish our immediate outlook from our long-term and full-cycle expectations. Over the completion of the current market cycle, I expect that the unwinding of the recent episode of speculation will be devastating for passive investors. Indeed, I estimate that the S&P 500 will likely lose nearly two-thirds of its value over the completion of this cycle, and produce negative total returns over the coming 10-12 year horizons. No market cycle in history – neither those of recent decades, nor those associated with low interest rates – has ended without taking our most reliable measures of valuation to less than half of their late-January 2018 levels.

While these projections may seem preposterous, they are no more so than my March 2000 projections that technology stocks stood to lose -83% of their value (the technology-heavy Nasdaq 100 went on to do precisely that by late-2002), and that the S&P 500 would likely post a negative total return over the following decade (an expectation that was also realized in the years that followed).

The priority we gave to “overvalued, overbought, overbullish” features of market action in recent years, based on historical evidence of their reliability, was an outcome of stress-testing our methods against Depression-era data in 2009-2010. Unfortunately, this feature of our methods proved to be detrimental in the recent advancing half-cycle. Having restored the priority that we place on our measures of market internals, our goal is to restore the profile of strong outperformance and managed risk that was reflected in our 2000-2009 experience, regardless of the direction that monetary, fiscal, and financial market developments may take in the future.

My discussions of market risk at the 2000 and 2007 market peaks underscored the central considerations that allowed us to anticipate the subsequent collapses. They continue to be relevant today.

9

The Hussman Funds
Letter to Shareholders (continued)

October 3, 2000: “The information contained in earnings, balance sheets and economic releases is only a fraction of what is known by others. The action of prices and trading volume reveals other important information that traders are willing to back with real money. This is why trend uniformity is so crucial to our Market Climate approach. Historically, when trend uniformity has been positive, stocks have generally ignored valuation, no matter how extreme. When the market loses that uniformity, valuations often matter suddenly and with a vengeance. This is a lesson best learned before a crash rather than after one. Valuations, trend uniformity, and yield pressures are now uniformly unfavorable, and the market faces extreme risk in this environment.”

July 30, 2007: “One of the best indications of the speculative willingness of investors is the ‘uniformity’ of positive market action across a broad range of internals. Probably the most important aspect of last week’s decline was the decisive negative shift in these measures. Since early October of last year, I have at least generally been able to say in these weekly comments that ‘market action is favorable on the basis of price trends and other market internals.’ Now, it also happens that once the market reaches overvalued, overbought and overbullish conditions, stocks have historically lagged Treasury bills, on average, even when those internals have been positive (a fact which kept us hedged). Still, the favorable market internals did tell us that investors were still willing to speculate, however abruptly that willingness might end. Evidently, it just ended, and the reversal is broad-based.”

Fund Performance

Strategic Growth Fund

During the fiscal year ended June 30, 2018, Strategic Growth Fund lost -2.81%. The deepest interim peak-to-trough loss in the Fund during this period was -6.27%. During the same period, the S&P 500 Index gained 14.37%, with an interim peak-to-trough loss of -10.10%. Notably, it was not until late-2017 that we expanded the limitations we impose on defensive hedging positions, prioritizing the condition of market internals in all cases, with no exceptions. The fiscal-year loss in the Fund was attributable to the impact of hedging positions held by the Fund before that adaptation was adopted.

The stock selection approach of Strategic Growth Fund has outperformed the S&P 500 Index by an average of 3.63% (363 basis points) annually since the inception of the Fund. During the fiscal year ended June 30, 2018, the stock market displayed substantial dispersion across individual stocks and sectors and the Fund’s stock selections gained

10

The Hussman Funds
Letter to Shareholders (continued)

17.18%. The indices that the Fund uses to hedge also displayed strong performance, with the S&P 500 Index, Russell 2000 Index, and Nasdaq 100 Index achieving total returns of 14.37%, 17.57%, and 26.01%, respectively.

From the inception of Strategic Growth Fund on July 24, 2000 through June 30, 2018, the Fund had an average annual total return of 0.64%, compared with an average annual total return of 5.56% for the S&P 500 Index. An initial $10,000 investment in the Fund on July 24, 2000 would have grown to $11,214, compared with $26,392 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -53.91%. The majority of this loss occurred after the Federal Reserve expanded its policy of quantitative easing (mid-2010) and when we adapted our investment methods to reduce our defensive response to “overvalued, overbought, overbullish” conditions in periods of zero interest rates where market internals had not explicitly deteriorated (mid-2014). The deepest loss experienced by the S&P 500 Index since the inception of the Fund was -55.25%.

Strategic Total Return Fund

During the fiscal year ended June 30, 2018, Strategic Total Return Fund lost -0.18%, compared with a loss of -0.40% in the Bloomberg Barclay U.S. Aggregate Bond Index. During this period, Strategic Total Return Fund held a relatively conservative position in bonds, with a duration typically ranging between 2-4 years (meaning that a 100 basis point move in interest rates would be expected to affect Fund value by about 2-4% on the basis of bond price fluctuations). The -0.18% loss during this period was attributable to general market declines in the prices of Treasury bonds and shares of companies engaged in the mining of precious metals.

From the inception of Strategic Total Return Fund on September 12, 2002 through June 30, 2018, the Fund had an average annual total return of 4.32%, compared with an average annual total return of 3.99% for the Bloomberg Barclays U.S. Aggregate Bond Index. An initial $10,000 investment in the Fund on September 12, 2002 would have grown to $19,504, compared with $18,555 for the same investment in the Bloomberg Barclays U.S. Aggregate Bond Index. The deepest loss experienced by the Fund since inception was -11.52%, compared with a maximum loss of -5.08% for the Bloomberg Barclays U.S. Aggregate Bond Index during the same period.

Strategic International Fund

During the fiscal year ended June 30, 2018, Strategic International Fund gained 1.34% compared with a total return of 6.84% in the MSCI EAFE Index. During this period, Strategic International Fund was fully hedged against the impact of general

11

The Hussman Funds
Letter to Shareholders (continued)

market fluctuations. Because of high correlations that occur between international equity markets during steep declines in U.S. markets, we expect the Fund to maintain a relatively defensive stance until our assessment of U.S. market risk becomes more favorable than is presently the case. In the absence of extreme market risk, the Fund will have substantially greater opportunity to establish a constructive investment stance based on valuation, market action and other investment considerations specific to the equity markets of individual countries.

From the inception of Strategic International Fund on December 31, 2009 through June 30, 2018, the Fund had an average annual total return of -0.75%, compared with an average annual total return of 5.53% for the MSCI EAFE Index. An initial $10,000 investment in the Fund on December 31, 2009 would be worth $9,383, compared with $15,796 for the same investment in the MSCI EAFE Index. The deepest loss experienced by the Fund since inception was -21.77%, compared with a maximum loss of -26.48% for the MSCI EAFE Index during the same period.

Strategic Value Fund

During the fiscal year ended June 30, 2018, Strategic Value Fund lost -0.02% compared with a total return of 14.37% in the S&P 500 Index, with much of this difference in performance occurring before our late-2017 adaptations were in place. The Fund was fully hedged against the impact of general market fluctuations during this period.

From the inception of Strategic Value Fund on February 6, 2012 through June 30, 2018, the Fund had an average annual total return of -0.34%, compared with an average annual total return of 14.02% for the S&P 500 Index. An initial $10,000 investment in the Fund on February 6, 2012 would be worth $9,785, compared with $23,148 for the same investment in the S&P 500 Index. The deepest loss experienced by the Fund since inception was -13.85%, compared with a maximum loss of -12.96% for the S&P 500 Index during the same period.

Portfolio Composition

As of June 30, 2018, Strategic Growth Fund had net assets of $324,002,533, and held 148 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were consumer discretionary (24.0%), health care (19.5%), information technology (19.3%), industrials (11.9%), financials (7.4%), materials (6.2%) and consumer staples (6.1%). The smallest sector holdings were in energy (3.6%) and utilities (2.5%). The Fund held no investments in the real estate and telecommunications services sectors.

12

The Hussman Funds
Letter to Shareholders (continued)

Strategic Growth Fund’s holdings of individual stocks as of June 30, 2018 were valued at $325,689,648. Against these stock positions, the Fund also held 875 option combinations (long put option/short call option) on the S&P 500 Index, 400 option combinations on the Russell 2000 Index and 25 option combinations on the Nasdaq 100 Index. Each option combination behaves as a short sale on the underlying index, with a notional value of $100 times the index value. On June 30, 2018, the S&P 500 Index closed at 2,718.37, while the Russell 2000 Index and the Nasdaq 100 Index closed at 1,643.069 and 7,040.801, respectively. The Fund’s total hedge therefore represented a short position of $321,182,140, thereby hedging 98.5% of the dollar value of the Fund’s long investment positions in individual stocks.

Though the performance of Strategic Growth Fund’s diversified portfolio cannot be attributed to any narrow group of stocks, the following equity holdings achieved gains in excess of $2 million during the year ended June 30, 2018: Braskem S.A. – ADR, Copart, VMware and Centene. The only equity holding with a loss in excess of $2 million during this same period was Jinko Solar Holding - ADR.

As of June 30, 2018, Strategic Total Return Fund had net assets of $274,602,419. Treasury bills, Treasury notes, Treasury Inflation-Protected Securities (TIPS) and investments in money market funds represented 85.3% of the Fund’s net assets. Shares of exchange-traded funds, precious metals shares and utility shares accounted for 3.1%, 11.0% and 0.4% of net assets, respectively.

In Strategic Total Return Fund, during the year ended June 30, 2018, a portfolio gain in excess of $1 million was achieved in Newmont Mining. Holdings incurring losses in excess of $1 million during this same period were Barrick Gold and U.S. Treasury Note 2.25%, maturing 2/15/2027.

As of June 30, 2018, Strategic International Fund had net assets of $26,972,819 and held 87 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were in consumer discretionary (19.1%), industrials (15.9%), financials (15.5%), information technology (10.8%), health care (6.4%), materials (5.3%) and consumer staples (4.0%). The smallest sector holdings were in energy (2.7%), telecommunication services (2.1%), utilities (1.7%) and real estate (0.8%).

In order to hedge the impact of general market fluctuations, as of June 30, 2018, Strategic International Fund was short 230 futures on the Mini MSCI EAFE Index. The notional value of this hedge was $22,485,950, hedging 99.2% of the dollar value of equity investments held by the Fund. When the Fund is in a hedged investment position, the primary driver of Fund returns is the difference in performance between the stocks owned by the Fund and the indices that are used to hedge.

13

The Hussman Funds
Letter to Shareholders (continued)

While the investment portfolio of Strategic International Fund is widely diversified and its performance is affected by numerous investment positions, the hedging strategy of the Fund was primarily responsible for the reduced sensitivity of the Fund to market fluctuations from the Fund’s inception through June 30, 2018. Individual equity holdings having portfolio gains in excess of $200,000 during the year ended June 30, 2018 included En-Japan, CyberAgent, SBI Holdings, Altri SGPS, Equinor ASA and Daiwabo Holdings. The only equity holding with a loss in excess of $200,000 during this period was Neopost S.A.

As of June 30, 2018, Strategic Value Fund had net assets of $6,231,372, and held 85 stocks in a wide variety of industries. The largest sector holdings as a percent of net assets were information technology (18.0%), consumer discretionary (17.3%), financials (16.0%), industrials (14.2%), health care (12.8%) and consumer staples (10.2%). The smallest sector holdings were in materials (2.0%) and energy (1.2%), utilities (1.0%) and telecommunications services (1.0%). The Fund held no investments in the real estate sector.

Strategic Value Fund’s holdings of individual stocks as of June 30, 2018 were valued at $5,841,168. Against these stock positions, the Fund also held 21 option combinations (long put option/short call option) on the S&P 500 Index. The notional value of this hedge was $5,708,577, hedging 97.6% of the dollar value of equity investments held by the Fund.

In Strategic Value Fund, during the year ended June 30, 2018, an individual equity portfolio gain in excess of $50,000 was achieved in Encompass Health. There were no equity holding losses in excess of $50,000 during this period.

Supplementary information including quarterly returns and equity-only performance of the Funds is available on the Hussman Funds website: www.hussmanfunds.com.

Current Outlook

Critics of value-conscious investing have argued that even the most reliable valuation measures have been extreme for years now, and can therefore be disregarded, since the market has continued to advance. However, it is important to distinguish between the level of valuations, which has indeed become breathtakingly extreme in recent years, and the mapping between valuations and longer-term market returns (which we observe as a correspondence, where rich valuations are followed by poor returns and depressed valuations are followed by elevated returns). That mapping has remained intact, even in recent market cycles.

14

The Hussman Funds
Letter to Shareholders (continued)

The essential feature to understand about valuations is that while they are highly reliable measures of prospective long-term market returns (particularly over 10-12 year horizons), and of potential downside risk over the completion of any market cycle, valuations are also nearly useless over shorter segments of the market cycle. The mapping between valuations and subsequent returns is typically most reliable over a 10-12 year horizon. When market cycles move to extreme overvaluation or undervaluation, they become an exercise in borrowing or lending returns to the future, and then surrendering or receiving them back over the remaining half of the cycle.

Recognizing that valuations matter profoundly over the long run, yet are nearly useless over the short run, is central to navigating complete market cycles. The main driver of market returns over shorter segments of the market cycle is the purely psychological inclination of investors toward speculation or risk-aversion. Investors often dismiss the level of valuations when they have the speculative bit in their teeth, which we infer from the uniformity or divergence of market internals.

Low interest rates reflect weak structural growth

One of the investment themes of the recent market advance has been that elevated valuations are “justified” by low interest rates. It is certainly true that the higher the price an investor pays today for some future amount of cash, the lower the return the investor will earn over the investment horizon. The same is true if the investment delivers a stream of cash flows that grows over time. In either case, the higher the price an investor pays for a given stream of future cash flows, the lower the future return will be. It is in this sense that lower interest rates can “justify” higher valuations, with the consequence that these higher valuations are associated with lower subsequent expected returns.

Yet the argument that lower interest rates “justify” higher valuations relies on the assumption that the stream of future expected cash flows is held constant. Instead, consider an economy where interest rates are low because economic growth rates are also low. In this case, one can show using any discounted cash flow method that no valuation premium is “justified” at all. Yet expected future returns will be below-average anyway (due to the lower growth rate) even if valuations remain at their historical norms. Clearly, the worst expected returns emerge in a situation where growth rates are low, yet investors pay premium valuations anyway, in the belief that high valuations are justified by low interest rates. In my view, this is precisely what investors have done in recent years.

The fact is that the structural drivers of GDP growth (labor force growth and productivity) have both slowed considerably in recent decades. Indeed, nearly half of the rather timid 2.2% annual growth in U.S. real GDP in the economic recovery

15

The Hussman Funds
Letter to Shareholders (continued)

since 2010 has been driven by the purely cyclical impact of a declining unemployment rate. Estimates from the U.S. Bureau of Labor Statistics suggest that the contribution of labor force growth to real GDP growth between now and 2024 will average just 0.6% annually even if the rate of unemployment remains at its recent low of 3.9%. Any additional economic growth must come from productivity growth, which has averaged less than 0.8% annually since 2010. This suggests that, even provided a continued economic recovery, real U.S. GDP growth is likely to average just 1.4% annually in the coming years, and is likely to exceed 2.4% annually only if future productivity growth accelerates enough to restore or eclipse its 1.8% average growth rate since 1970.

Meanwhile, despite some analysts waxing rhapsodic about things like “mass collaboration and sharing enabled by technology and global communications networks,” S&P 500 Index revenues have grown at a nominal rate of just 3.1% annually over the past 18 years, and just 1.8% annually over the past decade. These figures include the impact of stock buybacks. While these growth rates are already below historical norms, sustaining future earnings growth at a rate higher than revenue growth would require current record profit margins to advance indefinitely.

So yes, interest rates are depressed, but so too are the structural drivers of economic growth and corporate income, and much of that is baked in the cake of demographic factors like population growth. Low interest rates emphatically do not “justify” valuations anywhere near present levels, which approach three times their historical norms. Of course, even if the S&P 500 was to trade at historically normal valuation multiples, we estimate that expected stock market returns would still be lower than historical norms, by virtue of below-average growth in fundamentals.

In my view, today’s extreme valuations are born not of careful calculation, thoughtful estimation of long-term discounted cash flows, or evidence-based reasoning. They are born of investor psychology, self-reinforcing speculation, and verbal arguments that need not, and often do not, hold up under the weight of historical data. Once investor preferences shift from speculation toward risk-aversion, extreme valuations should not be ignored, and can suddenly matter to their full extent. It appears that the financial markets may have reached that point, but we will suspend our immediate expectations for market losses if market internals suggest that investors have again taken the speculative bit in their teeth.

16

The Hussman Funds
Letter to Shareholders (continued)

Market peaks are born of comfort

Undoubtedly, part of the support for recent market highs is that economic news has generally been favorable, and the rate of unemployment is quite low. Given this environment, it is useful to recognize that weak market returns are almost always born out of confidence and euphoria. Likewise, strong investment opportunities are almost always born out of discomfort.

Consider, for example, periods since 1963 featuring an unemployment rate below 5% and within 1% of a 3-year low, nonfinancial market capitalization/GDP above 0.75, typically reflecting a period of strong recent market gains, and an ISM purchasing managers index above 50, reflecting expectations for an expanding economy. These periods of comfort were followed by S&P 500 total returns averaging zero over the following 3-year period, with deep interim losses more often than not. For reference, the ratio of nonfinancial market capitalization/GDP at the January 2018 market high was 1.45, exceeding every level in history except the weeks directly surrounding the 2000 peak of the technology bubble.

In contrast, consider periods featuring an unemployment rate above 5% and within 1% of a 3-year high, nonfinancial market capitalization/GDP below 0.75, typically reflecting a recent period of dull returns or market losses, and an ISM purchasing managers index below 50, reflecting expectations of a contracting economy. These periods of discomfort were followed by S&P 500 total returns averaging 14.7% annually over the following 3-year period.

Markets generally peak when investors feel confidence about the economy and corporate earnings, are impressed by recent market gains, and are comforted by the perception of safety and resilience that follows an extended market advance. In contrast, markets generally trough when investors are frightened about the economy and corporate earnings, are terrified by recent market losses, and are paralyzed by the perception of risk and fragility that follows an extended market decline. Over the complete market cycle, comfort is not an investor’s friend.

Debt, interest rates, credit risk, and real assets

One of the striking features of recent economic expansions is the extent that they have relied on the expansion of low-grade credit. In a healthy, self-sustaining economy, employees and business owners earn income from their productive activity, sufficient for each to purchase the output of that productive activity, in a circular flow. Debt is used primarily as a means to intermediate the savings of some individuals to others who use it to finance productive investment.

17

The Hussman Funds
Letter to Shareholders (continued)

In recent years, the operation of the economy has relied on the persistent creation of low-grade debt in order to finance consumption and income shortfalls among some members of the economy, using massive surpluses earned by other members of the economy. This dynamic has been abetted by activist monetary policy, as it was during the mortgage bubble that ended in the global financial crisis. Notably, since debt securities are assets to the holder and liabilities to the issuer, a growing mountain of debt does not represent economic “wealth” in aggregate. Rather, securities are the evidence of claims and obligations between different individuals in society, created each time funds are intermediated.

So debt burdens have expanded, debt ownership has also expanded, and the debt has deteriorated toward progressively lower quality. My sense is that part of what makes present risks so easy to dismiss is that observers familiar with financial history saw the seeds of yet another emerging bubble years ago, yet the bubble unfolded anyway. Very little was evidently learned from the global financial crisis. Indeed, the protections enacted after the crisis are presently being dismantled. It is worth recognizing, however, that the only way the financial markets were able to achieve the extremes observed in 1929, 2000, 2007, and again today, was by surpassing lesser extremes, at least temporarily, without consequence.

In an economy with increasing wealth inequality, the gap between income and consumption has to be bridged by increasing levels of debt. Total federal public debt now stands at 106% of GDP, and about 77% of GDP if one excludes the Social Security trust fund and other intragovernmental debt. Both figures are the highest in history. Not surprisingly, consumer credit as a share of wage and salary income has also pushed to the highest level in history. Meanwhile, despite record profits, high debt issuance has also infected corporate balance sheets, as companies lever themselves up by repurchasing their own shares. In recent years, corporate debt has advanced to the highest fraction of corporate revenues in history, nearly tripling from 1985 levels across every quartile of this measure.

According to Moody’s, since 2009, the number of global nonfinancial companies rated as speculative or junk has surged by 58%, to the highest proportion in history. Despite the low rate of defaults at present, Moody’s warns that future periods of economic stress may cause a “particularly large” wave of defaults. The expansion of junk and near-junk credit has also extended to commercial mortgage bonds, where interest-only loans now account for over 75% of the underlying debt. Bloomberg notes that “as investors have flocked to debt investments that seem safe, underwriters have been emboldened to make the instruments riskier and keep yields relatively high by removing or watering down protections.”

18

The Hussman Funds
Letter to Shareholders (continued)

Similar deterioration is evident in the $1 trillion market for leveraged loans (loans to already heavily indebted borrowers), where “covenant lite” loans, which offer fewer protections to lenders in the event of default, now account for 77% of loans. The size of the leveraged loan market is catching up to the U.S. high-yield market, which accounts for another $1.2 trillion in debt. Meanwhile, the median corporate credit rating has dropped to BBB- according to S&P Global. That is only one notch above high yield, speculative-grade junk, making corporate credit prone to abrupt distress in the event that this already mature economic expansion fails to be permanent.

The bottom line is that the combination of wildly experimental monetary policy and subdued growth in wages and salaries in the recovery from the global financial crisis has contributed to a dysfunctional equilibrium, with massive increases in debt burdens at the government, household, and corporate levels. The quality of this debt has progressively weakened, both because of lighter covenants and underwriting standards, and because of a more general deterioration in credit ratings and servicing capacity.

My general expectation is that despite extremely large Federal deficits, the crisis-prone nature of low-grade credit is likely to make both Treasury debt and even U.S. currency relatively desirable alternatives to corporate bonds and even corporate equities over the completion of the current economic cycle. While the majority of companies appear capable of servicing their debt even in an economic downturn, debt defaults among more leveraged companies appear likely to result in a surprising number of corporate equities becoming worthless during the completion of this cycle.

At present, the exposure of Strategic Total Return Fund to medium-term and long-term Treasury bonds remains relatively conservative. Our inclination is to gradually increase the exposure of Strategic Total Return Fund to medium-term Treasury bonds during periods of bond market weakness or emerging credit strains. In an economic downturn, Treasury bonds would likely be the first beneficiaries. Given the heightened default-sensitivity of corporate securities, commodities and other real assets may be additional beneficiaries of any economic downturn. Notably, precious metals shares have historically performed better during periods of economic weakness than during periods of economic strength. As always, the investment positions that we adopt in Strategic Total Return Fund will continue to reflect the return/risk profiles that we estimate across Treasury bonds, precious metals shares, and other asset classes at each point in time.

Discipline requires the capacity to adapt, yet discipline still matters

Regardless of whether or not the recent bull market is complete, I intend the investment positions and performance of the equity-focused Hussman Funds to reflect the impact of recent adaptations with increasing clarity. Even if valuations remain near

19

The Hussman Funds
Letter to Shareholders (continued)

current extremes, the Funds will generally establish a constructive exposure to market fluctuations in periods when favorable uniformity in our measures of market internals suggests that investors are inclined to speculate (though possibly with a safety net to defend against abrupt market losses). In such conditions, we would expect the Funds to participate at least modestly in market fluctuations. The Funds may adopt a neutral investment position if market conditions are extremely overextended, but we will neither establish nor intensify a negative market outlook (or hedge positions with that effect) in periods where our measures of market internals are favorable.

Over the completion of this market cycle, I expect that a material retreat in valuations will provide the latitude and opportunity to adopt a fully unhedged exposure to the equity market. As I’ve often observed, the strongest estimated market return/risk profiles generally emerge when a material retreat in valuations is joined by an early improvement in our measures of market action.

In the end, we remain focused both on long-term, full-cycle considerations such as valuations and economic factors, and on shorter-term considerations such as market internals, which help to infer the psychological preference of investors toward speculation or risk-aversion. Careful, value-conscious, historically-informed analysis can serve investors well over the complete market cycle, but that analysis must also include investor psychology. In a speculative market, what causes trouble is not the understanding of valuation, or economics, or a century of market cycles. What causes trouble is the assumption that anyone cares.

Over shorter segments of the market cycle, valuations often matter very little to investors. Over the complete cycle and the long-term, they exert a dominant effect on investment outcomes. The Hussman Funds have always maintained their expressed focus on long-term, full-cycle market outcomes. Still, successfully navigating repeated speculative episodes, even before their consequences unfold, has become an increasing necessity in the face of extraordinary monetary and fiscal policies.

We know that one adaptation would have dramatically improved our experience in the advancing half-cycle since 2009: requiring explicit deterioration in market internals before adopting a negative market outlook, regardless of even the most extreme “overvalued, overbought, overbullish” syndromes. In late-2017, we removed all exceptions from that requirement. I believe that this adaptation restores our capacity to navigate complete market cycles, regardless of how reckless monetary or fiscal policy may become in the future. Our discipline retains the features that were responsible for our repeated success in complete market cycles prior to 2009, and I believe we have

20

The Hussman Funds
Letter to Shareholders (continued)

addressed our central challenge in the advancing half-cycle since then. Perhaps the best reflection of my confidence in value-conscious, historically-informed, full-cycle discipline is that virtually all of my financial assets remain invested in the Hussman Funds.

I remain grateful, as always, for your trust.

Sincerely,

John P. Hussman, Ph.D.

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares of the Funds, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted.

Weekly updates regarding market conditions and investment strategy, as well as special reports, analysis, and performance data current to the most recent month end, are available at the Hussman Funds website www.hussmanfunds.com.

An investor should consider the investment objectives, risks, charges and expenses of the Funds carefully before investing. The Funds’ prospectuses contain this and other important information. To obtain a copy of the Hussman Funds’ prospectuses please visit our website at www.hussmanfunds.com or call 1-800-487-7626 and a copy will be sent to you free of charge. Please read the prospectus carefully before you invest. The Hussman Funds are distributed by Ultimus Fund Distributors, LLC.

Estimates of prospective return and risk for equities, bonds, and other financial markets are forward-looking statements based on the analysis and reasonable beliefs of Hussman Strategic Advisors. They are not a guarantee of future performance, and are not indicative of the prospective returns of any of the Hussman Funds. Actual returns may differ substantially from the estimates provided. Estimates of prospective long-term returns for the S&P 500 Index reflect valuation methods focusing on the relationship between current market prices and earnings, dividends and other fundamentals, adjusted for variability over the economic cycle.

This Letter to Shareholders seeks to describe some of the adviser’s current opinions and views of the financial markets. Although the adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed. The securities held by the Funds that are discussed in this Letter to Shareholders were held during the period covered by this Report. They do not comprise the entire investment portfolios of the Funds, may be sold at any time and may no longer be held by the Funds. The opinions of the Funds’ adviser with respect to those securities may change at any time.

21

Hussman Strategic Growth Fund Portfolio Information
June 30, 2018 (Unaudited)

Sector Allocation (% of Common Stocks)

Hussman Strategic Total Return Fund Portfolio Information
June 30, 2018 (Unaudited)

Asset Allocation (% of Net Assets)

22

Hussman Strategic International Fund Portfolio Information
June 30, 2018 (Unaudited)

Sector Allocation (% of Common Stocks)

Country Allocation (% of Common Stocks)

23

Hussman Strategic Value Fund Portfolio Information
June 30, 2018 (Unaudited)

Sector Allocation (% of Common Stocks)

24

Hussman Strategic Growth Fund Schedule of Investments
June 30, 2018

COMMON STOCKS — 100.5%	Shares	Value
Consumer Discretionary — 24.0%
Auto Components — 0.5%
Gentex Corporation	25,000	$575,500
Lear Corporation	5,000	929,050
		1,504,550
Automobiles — 0.3%
General Motors Company	25,000	985,000

Diversified Consumer Services — 0.9%
H&R Block, Inc.	100,000	2,278,000
Strayer Education, Inc.	5,000	565,050
		2,843,050
Hotels, Restaurants & Leisure — 1.6%
BJ's Restaurants, Inc.	25,000	1,500,000
Red Robin Gourmet Burgers, Inc. (a)	25,000	1,165,000
Wyndham Destinations, Inc.	25,000	1,106,750
Wyndham Hotels & Resorts, Inc.	25,000	1,470,750
		5,242,500
Household Durables — 1.6%
Garmin Ltd.	50,000	3,050,000
KB Home	75,000	2,043,000
		5,093,000
Media — 2.1%
AMC Networks, Inc. - Class A (a)	25,000	1,555,000
Gray Television, Inc. (a)	75,000	1,185,000
Sirius XM Holdings, Inc.	500,000	3,385,000
Viacom, Inc. - Class B	25,000	754,000
		6,879,000
Multiline Retail — 5.2%
Dillard's, Inc. - Class A	50,000	4,725,000
Dollar General Corporation	25,000	2,465,000
Dollar Tree, Inc. (a)	25,000	2,125,000
Kohl's Corporation	50,000	3,645,000
Macy's, Inc.	35,000	1,310,050
Target Corporation	35,000	2,664,200
		16,934,250
Specialty Retail — 7.8%
America's Car-Mart, Inc. (a)	10,000	619,000
Chico's FAS, Inc.	200,000	1,628,000
DSW, Inc. - Class A	100,000	2,582,000

25

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 100.5% (continued)	Shares	Value
Consumer Discretionary — 24.0% (continued)
Specialty Retail — 7.8% (continued)
Express, Inc. (a)	125,000	$1,143,750
Five Below, Inc. (a)	25,000	2,442,750
Gap, Inc. (The)	100,000	3,239,000
Hibbett Sports, Inc. (a)	50,000	1,145,000
Lowe's Companies, Inc.	10,000	955,700
RH (a)	15,000	2,095,500
Urban Outfitters, Inc. (a)	125,000	5,568,750
Williams-Sonoma, Inc.	65,000	3,989,700
		25,409,150
Textiles, Apparel & Luxury Goods — 4.0%
Carter's, Inc.	50,000	5,419,500
Hanesbrands, Inc.	75,000	1,651,500
lululemon athletica, inc. (a)	15,000	1,872,750
Michael Kors Holdings Ltd. (a)	60,000	3,996,000
		12,939,750
Consumer Staples — 6.1%
Beverages — 0.3%
PepsiCo, Inc.	10,000	1,088,700

Food & Staples Retailing — 2.7%
Sprouts Farmers Market, Inc. (a)	150,000	3,310,500
United Natural Foods, Inc. (a)	50,000	2,133,000
Walgreens Boots Alliance, Inc.	20,000	1,200,300
Walmart, Inc.	25,000	2,141,250
		8,785,050
Food Products — 2.8%
Bunge Ltd.	25,000	1,742,750
Darling Ingredients, Inc. (a)	75,000	1,491,000
Flowers Foods, Inc.	75,000	1,562,250
Sanderson Farms, Inc.	15,000	1,577,250
Tyson Foods, Inc. - Class A	40,000	2,754,000
		9,127,250
Household Products — 0.3%
Procter & Gamble Company (The)	10,000	780,600

Energy — 3.6%
Oil, Gas & Consumable Fuels — 3.6%
Chevron Corporation	25,000	3,160,750
Cosan Ltd. - Class A	250,000	1,907,500

26

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 100.5% (continued)	Shares	Value
Energy — 3.6% (continued)
Oil, Gas & Consumable Fuels — 3.6% (continued)
CVR Energy, Inc.	30,000	$1,109,700
Golar LNG Partners, L.P.	62,000	958,520
Marathon Petroleum Corporation	25,000	1,754,000
Phillips 66	25,000	2,807,750
		11,698,220
Financials — 7.4%
Banks — 1.7%
BankUnited, Inc.	50,000	2,042,500
Fifth Third Bancorp	125,000	3,587,500
		5,630,000
Capital Markets — 1.2%
FactSet Research Systems, Inc.	7,500	1,485,750
State Street Corporation	25,000	2,327,250
		3,813,000
Consumer Finance — 2.6%
American Express Company	35,000	3,430,000
Discover Financial Services	35,000	2,464,350
Synchrony Financial	75,000	2,503,500
		8,397,850
Insurance — 1.9%
Aflac, Inc.	90,000	3,871,800
Brighthouse Financial, Inc. (a)	4,545	182,118
Progressive Corporation (The)	35,000	2,070,250
		6,124,168
Health Care — 19.5%
Biotechnology — 4.3%
AbbVie, Inc.	25,000	2,316,250
Acorda Therapeutics, Inc. (a)	75,000	2,152,500
Biogen, Inc. (a)	5,000	1,451,200
Dynavax Technologies Corporation (a)	75,000	1,143,750
Exact Sciences Corporation (a)	25,000	1,494,750
Gilead Sciences, Inc.	50,000	3,542,000
PTC Therapeutics, Inc. (a)	50,000	1,686,500
		13,786,950
Health Care Equipment & Supplies — 2.6%
Integer Holdings Corporation (a)	75,000	4,848,750
LivaNova plc (a)	35,000	3,493,700
Varex Imaging Corporation (a)	4,000	148,360
		8,490,810

27

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 100.5% (continued)	Shares	Value
Health Care — 19.5% (continued)
Health Care Providers & Services — 5.6%
BioTelemetry, Inc. (a)	50,000	$2,250,000
Centene Corporation (a)	15,000	1,848,150
Encompass Health Corporation	25,000	1,693,000
Express Scripts Holding Company (a)	35,000	2,702,350
HCA Healthcare, Inc.	40,000	4,104,000
Molina Healthcare, Inc. (a)	25,000	2,448,500
Select Medical Holdings Corporation (a)	100,000	1,815,000
UnitedHealth Group, Inc.	5,000	1,226,700
		18,087,700
Health Care Technology — 1.0%
athenahealth, Inc. (a)	10,000	1,591,400
Cerner Corporation (a)	30,000	1,793,700
		3,385,100
Life Sciences Tools & Services — 1.5%
IQVIA Holdings, Inc. (a)	15,000	1,497,300
Luminex Corporation	50,000	1,476,500
NeoGenomics, Inc. (a)	150,000	1,966,500
		4,940,300
Pharmaceuticals — 4.5%
Amneal Pharmaceuticals, Inc. (a)	200,000	3,282,000
Bristol-Myers Squibb Company	25,000	1,383,500
Corcept Therapeutics, Inc. (a)	125,000	1,965,000
Innoviva, Inc. (a)	200,000	2,760,000
Merck & Company, Inc.	35,000	2,124,500
Supernus Pharmaceuticals, Inc. (a)	50,000	2,992,500
		14,507,500
Industrials — 11.9%
Air Freight & Logistics — 1.0%
C.H. Robinson Worldwide, Inc.	40,000	3,346,400

Airlines — 2.2%
American Airlines Group, Inc.	35,000	1,328,600
Delta Air Lines, Inc.	65,000	3,220,100
Southwest Airlines Company	50,000	2,544,000
		7,092,700
Construction & Engineering — 0.2%
Aegion Corporation (a)	30,000	772,500

28

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 100.5% (continued)	Shares	Value
Industrials — 11.9% (continued)
Electrical Equipment — 1.6%
Generac Holdings, Inc. (a)	75,000	$3,879,750
Sensata Technologies Holding plc (a)	25,000	1,189,500
		5,069,250
Machinery — 2.1%
Lindsay Corporation	10,000	969,900
Proto Labs, Inc. (a)	20,000	2,379,000
Xylem, Inc.	50,000	3,369,000
		6,717,900
Professional Services — 0.7%
Robert Half International, Inc.	35,000	2,278,500

Road & Rail — 2.1%
Avis Budget Group, Inc. (a)	35,000	1,137,500
Kansas City Southern	10,000	1,059,600
Knight-Swift Transportation Holdings, Inc.	50,000	1,910,500
Landstar System, Inc.	25,000	2,730,000
		6,837,600
Trading Companies & Distributors — 2.0%
AerCap Holdings N.V. (a)	50,000	2,707,500
Fastenal Company	75,000	3,609,750
		6,317,250
Information Technology — 19.3%
Communications Equipment — 1.8%
Cisco Systems, Inc.	35,000	1,506,050
F5 Networks, Inc. (a)	15,000	2,586,750
Ubiquiti Networks, Inc. (a)	20,000	1,694,400
		5,787,200
Electronic Equipment, Instruments & Components — 2.6%
CDW Corporation	25,000	2,019,750
Corning, Inc.	150,000	4,126,500
Fabrinet (a)	50,000	1,844,500
Hollysys Automation Technologies Ltd.	25,000	553,500
		8,544,250
Internet Software & Services — 3.0%
Akamai Technologies, Inc. (a)	25,000	1,830,750
Baidu, Inc. - ADR (a)	10,000	2,430,000
Hortonworks, Inc. (a)	25,000	455,500
Momo, Inc. - ADR (a)	50,000	2,175,000
Shutterstock, Inc. (a)	60,000	2,847,600
		9,738,850

29

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 100.5% (continued)	Shares	Value
Information Technology — 19.3% (continued)
IT Services — 4.7%
Cognizant Technology Solutions Corporation - Class A	60,000	$4,739,400
Genpact Ltd.	100,000	2,893,000
International Business Machines Corporation	5,000	698,500
QIWI plc - ADR	48,000	756,000
Syntel, Inc. (a)	75,000	2,406,750
Virtusa Corporation (a)	75,000	3,651,000
		15,144,650
Semiconductors & Semiconductor Equipment — 6.4%
Canadian Solar, Inc. (a)	200,000	2,448,000
Cree, Inc. (a)	75,000	3,117,750
Diodes, Inc. (a)	75,000	2,585,250
First Solar, Inc. (a)	75,000	3,949,500
JinkoSolar Holding Company Ltd. - ADR (a)	175,000	2,409,750
Mellanox Technologies Ltd. (a)	15,000	1,264,500
Micron Technology, Inc. (a)	50,000	2,622,000
Skyworks Solutions, Inc.	25,000	2,416,250
		20,813,000
Software — 0.8%
Oracle Corporation	25,000	1,101,500
Tableau Software, Inc. - Class A (a)	15,000	1,466,250
		2,567,750
Materials — 6.2%
Chemicals — 1.8%
CF Industries Holdings, Inc.	75,000	3,330,000
LyondellBasell Industries N.V. - Class A	20,000	2,197,000
Valhi, Inc.	100,000	476,000
		6,003,000
Metals & Mining — 4.4%
Agnico Eagle Mines Ltd.	100,000	4,583,000
Barrick Gold Corporation	300,000	3,939,000
Newmont Mining Corporation	100,000	3,771,000
Randgold Resources Ltd. - ADR	25,000	1,927,250
		14,220,250
Utilities — 2.5%
Electric Utilities — 2.2%
Entergy Corporation	35,000	2,827,650
Exelon Corporation	100,000	4,260,000
		7,087,650

30

Hussman Strategic Growth Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 100.5% (continued)	Shares	Value
Utilities — 2.5% (continued)
Independent Power and Renewable Electricity Producers — 0.3%
TerraForm Power, Inc. - Class A	75,000	$877,500

Total Common Stocks (Cost $309,676,393)		$325,689,648

EXCHANGE-TRADED CALL OPTION CONTRACTS — 0.3%	Contracts	Notional Amount	Value
S&P 500 Index Option, 07/20/2018 at $2,750 (Cost $875,671)	500	$135,918,500	$825,000

EXCHANGE-TRADED PUT OPTION CONTRACTS — 2.5%	Contracts	Notional Amount	Value
Nasdaq 100 Index Option, 09/21/2018 at $7,000	25	$17,602,005	$568,750
Russell 2000 Index Option, 09/21/2018 at $1,650	400	65,722,760	2,084,000
S&P 500 Index Option, 09/21/2018 at $2,700	875	237,857,375	5,355,000
Total Put Option Contracts(Cost $8,179,246)			$8,007,750

Total Investments at Value — 103.3% (Cost $318,731,310)			$334,522,398

MONEY MARKET FUNDS — 56.6%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.76% (b) (Cost $183,444,457)	183,444,457	$183,444,457

Total Investments and Money Market Funds at Value — 159.9% (Cost $502,175,767)		$517,966,855

Written Call Option Contracts — (60.2%)		(195,061,150)

Other Assets in Excess of Liabilities — 0.3%		1,096,828

Net Assets — 100.0%		$324,002,533

ADR - American Depositary Receipt.
(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2018.
See accompanying notes to financial statements.

31

Hussman Strategic Growth Fund Schedule of Open Written Option Contracts
June 30, 2018

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Nasdaq 100 Index Option	25	$17,602,005	$4,000	09/21/2018	$7,614,000
Russell 2000 Index Option	400	65,722,760	700	09/21/2018	37,638,400
S&P 500 Index Option	875	237,857,375	1,000	09/21/2018	149,808,750
Total Written Call Option Contracts (Premiums received $193,559,004)					$195,061,150

See accompanying notes to financial statements.

32

Hussman Strategic Total Return Fund Schedule of Investments
June 30, 2018

COMMON STOCKS — 11.4%	Shares	Value
Energy — 0.0% (a)
Oil, Gas & Consumable Fuels — 0.0% (a)
NuStar Energy, L.P.	1,000	$22,650
ONEOK, Inc.	985	68,782
Williams Partners, L.P.	866	35,151
		126,583
Materials — 11.0%
Metals & Mining — 11.0%
Agnico-Eagle Mines Ltd.	75,000	3,437,250
AngloGold Ashanti Ltd. - ADR	250,000	2,052,500
Barrick Gold Corporation	500,000	6,565,000
Coeur Mining, Inc. (b)	25,000	190,000
Compania de Minas Buenaventura S.A.A. - ADR	25,000	340,750
Goldcorp, Inc.	400,000	5,484,000
Newmont Mining Corporation	175,000	6,599,250
Pan American Silver Corporation	55,000	984,500
Randgold Resources Ltd. - ADR	20,000	1,541,800
Royal Gold, Inc.	10,000	928,400
Sibanye Gold Ltd. - ADR (b)	181,900	440,198
Wheaton Precious Metals Corporation	75,000	1,654,500
		30,218,148
Utilities — 0.4%
Electric Utilities — 0.3%
American Electric Power Company, Inc.	1,000	69,250
Duke Energy Corporation	333	26,334
Edison International	1,000	63,270
Entergy Corporation	1,000	80,790
Exelon Corporation	1,000	42,600
FirstEnergy Corporation	1,000	35,910
NextEra Energy, Inc.	1,000	167,030
PG&E Corporation	1,000	42,560
Pinnacle West Capital Corporation	1,000	80,560
PPL Corporation	1,000	28,550
		636,854
Multi-Utilities — 0.1%
Ameren Corporation	1,000	60,850
Dominion Energy, Inc.	1,000	68,180
DTE Energy Company	1,000	103,630

33

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 11.4% (continued)	Shares	Value
Utilities — 0.4% (continued)
Multi-Utilities — 0.1% (continued)
Public Service Enterprise Group, Inc.	1,000	$54,140
SCANA Corporation	1,000	38,520
		325,320

Total Common Stocks (Cost $32,448,511)		$31,306,905

U.S. TREASURY OBLIGATIONS — 83.0%	Par Value	Value
U.S. Treasury Bills (c) — 16.3%
1.92%, due 09/13/2018	$20,000,000	$19,923,958
1.70%, due 12/06/2018	25,000,000	24,779,219
		44,703,177
U.S. Treasury Inflation-Protected Notes — 5.0%
2.50%, due 01/15/2029	11,668,100	13,723,390

U.S. Treasury Notes — 61.7%
0.75%, due 10/31/2018	50,000,000	49,793,945
1.25%, due 08/31/2019	50,000,000	49,337,890
1.50%, due 08/15/2026	25,000,000	22,579,113
2.25%, due 02/15/2027	40,000,000	38,177,344
2.25%, due 11/15/2027	10,000,000	9,507,617
		169,395,909

Total U.S. Treasury Obligations (Cost $229,235,301)		$227,822,476

EXCHANGE-TRADED FUNDS — 3.1%	Shares	Value
Invesco CurrencyShares British Pound Sterling Trust (b)	30,000	$3,842,295
Invesco CurrencyShares Euro Trust (b)	20,000	2,241,200
Invesco CurrencyShares Japanese Yen Trust (b)	1,000	86,470
Invesco CurrencyShares Swedish Krona Trust (b)	5,000	526,922
Invesco CurrencyShares Swiss Franc Trust (b)	5,000	473,750
iShares 1-3 Year International Treasury Bond ETF	1,000	82,530
iShares Gold Trust (b)	25,000	300,500
iShares International Treasury Bond ETF	2,000	98,420
SPDR Bloomberg Barclays International Treasury Bond ETF	2,000	55,500
SPDR Bloomberg Barclays Short Term International Treasury Bond ETF	1,000	31,290
SPDR FTSE International Government Inflation-Protected Bond ETF	1,000	54,240

34

Hussman Strategic Total Return Fund Schedule of Investments (continued)
June 30, 2018

EXCHANGE-TRADED FUNDS — 3.1% (continued)	Shares	Value
SPDR Gold Shares (b)	5,000	$593,250
Total Exchange-Traded Funds (Cost $8,007,192)		$8,386,367

Total Investments at Value — 97.5% (Cost $269,691,004)		$267,515,748

MONEY MARKET FUNDS — 2.3%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.76% (d) (Cost $6,435,502)	6,435,502	$6,435,502

Total Investments and Money Market Funds at Value — 99.8% (Cost $276,126,506)		$273,951,250

Other Assets in Excess of Liabilities — 0.2%		651,169

Net Assets — 100.0%		$274,602,419

ADR - American Depositary Receipt.
(a)	Percentage rounds to less than 0.1%.
(b)	Non-income producing security.
(c)	Rate shown is the annualized yield at time of purchase, not a coupon rate.
(d)	The rate shown is the 7-day effective yield as of June 30, 2018.
See accompanying notes to financial statements.

35

Hussman Strategic International Fund Schedule of Investments
June 30, 2018

COMMON STOCKS — 84.3%	Shares	Value
Australia — 2.2%
Crown Resorts Ltd. (a)	35,000	$349,266
SEEK Ltd. (a)	15,000	241,755
		591,021
Belgium — 2.0%
AGFA-Gevaert N.V. (a) (b)	34,000	142,490
Colruyt S.A.	7,000	399,451
		541,941
Canada — 10.8%
Air Canada (b)	10,000	161,642
Great-West Lifeco, Inc.	10,000	245,849
IGM Financial, Inc.	12,000	347,870
Industrial Alliance Insurance & Financial Services, Inc.	8,500	328,134
Linamar Corporation	4,500	197,885
Manulife Financial Corporation	19,000	341,374
Martinera International, Inc.	30,000	321,763
Power Corporation of Canada	18,000	403,094
Royal Bank of Canada	5,000	376,494
WestJet Airlines Ltd.	13,000	179,282
		2,903,387
Denmark — 2.7%
Novo Nordisk A/S - Class B (a)	5,500	254,023
Tryg A/S (a)	15,500	362,950
Vestas Wind Systems A/S (a)	2,000	123,461
		740,434
Finland — 0.9%
Finnair Oyj (a)	10,000	107,788
Tikkurila Oyj	7,200	123,587
		231,375
France — 3.2%
Air France-KLM (a) (b)	20,000	163,427
Albioma S.A. (a)	8,000	180,226
Elecnor S.A.	2,163	32,177
Electricite de France S.A. (a)	20,000	274,409
Renault S.A. (a)	2,500	211,781
		862,020
Germany — 6.7%
Bertrandt AG (a)	2,800	265,255
Deutsche Lufthansa AG (a)	15,000	359,327
ElringKlinger AG (a)	6,000	76,675
HELLA GmbH & Company KGaA (a)	4,000	223,327

36

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 84.3% (continued)	Shares	Value
Germany — 6.7% (continued)
Hugo Boss AG (a)	4,500	$408,058
SAP SE - ADR	3,000	346,980
STRATEC Biomedical AG (a)	1,500	117,047
		1,796,669
Italy — 1.3%
Azimut Holdings SpA (a)	7,388	113,840
La Doria SpA (a)	20,000	246,133
		359,973
Japan — 17.9%
Ateam, Inc. (a)	10,000	212,902
Daiwabo Holdings Company Ltd. (a)	7,500	398,672
EPS Holdings, Inc. (a)	15,900	340,214
Fujibo Holdings, Inc. (a)	9,500	308,463
Kanagawa Chuo Kotsu Company Ltd. (a)	8,900	299,302
Kurimoto Ltd. (a)	15,000	264,118
Marvelous, Inc. (a)	25,000	205,752
NuFlare Technology, Inc. (a)	6,000	368,143
Panasonic Corporation (a)	20,000	269,701
SBI Holdings, Inc. (a)	15,400	394,879
Shinko Plantech Company Ltd. (a)	30,000	302,422
SoftBank Group Corporation (a)	4,400	314,210
SRG Takamiya Company Ltd. (a)	25,000	166,260
Toshiba Corporation (a) (b)	130,000	390,284
Towa Pharmaceutical Company Ltd. (a)	5,000	267,498
Toyota Motor Corporation (a)	5,000	323,359
		4,826,179
New Zealand — 1.0%
Air New Zealand Ltd. (a)	130,000	279,350

Norway — 4.7%
Equinor ASA (a)	16,000	423,057
Gjensidige Forsikring ASA (a)	12,000	196,447
Nordic Semiconductor ASA (a) (b)	34,597	220,379
Norway Royal Salmon ASA	10,000	223,209
Olav Thon Eiendomsselskap ASA	11,000	201,773
		1,264,865
Portugal — 3.5%
Altri SGPS S.A. (a)	42,000	423,214
Jeronimo Martins SGPS S.A. (a)	15,000	216,045

37

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 84.3% (continued)	Shares	Value
Portugal — 3.5% (continued)
Mota-Engil SGPS S.A. (a) (b)	90,000	$300,345
		939,604
Spain — 2.2%
Amadeus IT Group S.A. (a)	2,000	157,249
Grupo Catalana Occidente S.A. (a)	5,000	222,277
Miquel y Costas & Miquel S.A. (a)	6,000	225,401
		604,927
Sweden — 5.6%
Concentric AB (a)	5,813	99,569
Granges AB (a)	30,000	391,485
Modern Times Group MTG AB - Class B (a)	10,000	417,315
Mycronic AB (a)	32,000	356,665
Telia Company AB (a)	55,000	250,698
		1,515,732
Switzerland — 3.8%
Julius Baer Group Ltd. (a)	4,400	257,699
Sonova Holding AG (a)	2,250	402,464
u-blox Holding AG (b)	1,800	356,645
		1,016,808
United Kingdom — 15.8%
Bank of Georgia Group plc (a) (b)	2,500	62,008
Bovis Homes Group plc (a)	22,000	331,732
Burberry Group plc (a)	5,000	142,112
Dunelm Group plc (a)	15,000	99,760
easyJet plc (a)	17,000	374,022
esure Group plc (a)	75,000	214,493
Georgia Capital plc (b)	2,500	33,986
Halfords Group plc (a)	55,000	251,207
Hays plc (a)	150,000	368,379
Indivior plc (a) (b)	40,000	201,433
J.D. Wetherspoon plc	12,000	199,559
N Brown Group plc	52,000	116,193
Next plc (a)	4,000	318,416
PageGroup plc (a)	50,000	370,776
Smart Metering Systems plc (a)	29,310	300,308
Sports Direct International plc (a) (b)	52,000	273,604
SThree plc	65,484	315,463

38

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 84.3% (continued)	Shares	Value
United Kingdom — 15.8% (continued)
Virgin Money Holdings (UK) plc (a)	60,000	$288,888
		4,262,339

Total Investments at Value — 84.3% (Cost $20,688,746)		$22,736,624

Other Assets in Excess of Liabilities — 15.7%		4,236,195

Net Assets — 100.0%		$26,972,819

ADR - American Depositary Receipt.
(a)	Level 2 Security (Note 1).
(b)	Non-income producing security.
See accompanying notes to financial statements.

39

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2018

Common Stocks by Sector/Industry	% of Net Assets
Consumer Discretionary — 19.1%
Auto Components	4.2%
Automobiles	2.0%
Hotels, Restaurants & Leisure	2.0%
Household Durables	2.2%
Internet & Direct Marketing Retail	0.4%
Media	1.6%
Multiline Retail	1.2%
Specialty Retail	2.3%
Textiles, Apparel & Luxury Goods	3.2%
Consumer Staples — 4.0%
Food & Staples Retailing	2.3%
Food Products	1.7%
Energy — 2.7%
Energy Equipment & Services	1.1%
Oil, Gas & Consumable Fuels	1.6%
Financials — 15.5%
Banks	2.8%
Capital Markets	4.1%
Insurance	8.6%
Health Care — 6.4%
Health Care Equipment & Supplies	1.9%
Health Care Technology	0.5%
Pharmaceuticals	4.0%
Industrials — 15.9%
Airlines	6.0%
Construction & Engineering	1.2%
Electrical Equipment	0.5%
Industrial Conglomerates	1.4%
Machinery	0.4%
Professional Services	5.8%
Trading Companies & Distributors	0.6%
Information Technology — 10.8%
Electronic Equipment, Instruments & Components	3.9%
Internet Software & Services	0.8%
IT Services	0.6%
Semiconductors & Semiconductor Equipment	3.5%
Software	2.0%

40

Hussman Strategic International Fund Schedule of Investments (continued)
June 30, 2018

Common Stocks by Sector/Industry (continued)	% of Net Assets
Materials — 5.3%
Chemicals	0.5%
Metals & Mining	2.4%
Paper & Forest Products	2.4%
Real Estate — 0.8%
Real Estate Management & Development	0.8%
Telecommunication Services — 2.1%
Diversified Telecommunication Services	0.9%
Wireless Telecommunication Services	1.2%
Utilities — 1.7%
Electric Utilities	1.0%
Independent Power & Renewable Electricity Producers	0.7%
84.3%

See accompanying notes to financial statements.

Hussman Strategic International Fund Schedule of Futures Contracts Sold Short
June 30, 2018

FUTURES CONTRACTS SOLD SHORT	Contracts	Expiration Date	Notional Amount	Value/ Unrealized Appreciation*
FINANCIAL FUTURES
Mini MSCI EAFE Index Futures	230	09/21/2018	$22,485,950	$650,794

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through June 30, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

See accompanying notes to financial statements.

41

Hussman Strategic Value Fund Schedule of Investments
June 30, 2018

COMMON STOCKS — 93.7%	Shares	Value
Consumer Discretionary — 17.3%
Auto Components — 1.8%
Gentex Corporation	2,600	$59,852
Lear Corporation	300	55,743
		115,595
Automobiles — 1.2%
Winnebago Industries, Inc.	1,800	73,080

Diversified Consumer Services — 1.1%
H&R Block, Inc.	3,000	68,340

Hotels, Restaurants & Leisure — 2.3%
BJ's Restaurants, Inc.	1,500	90,000
ILG, Inc.	1,600	52,848
		142,848
Household Durables — 1.7%
Garmin Ltd.	1,050	64,050
KB Home	1,700	46,308
		110,358
Multiline Retail — 1.1%
Macy's, Inc.	1,800	67,374

Specialty Retail — 5.0%
America's Car-Mart, Inc. (a)	1,000	61,900
Children's Place, Inc. (The)	400	48,320
Gap, Inc. (The)	2,100	68,019
Tiffany & Company	500	65,800
Urban Outfitters, Inc. (a)	1,500	66,825
		310,864
Textiles, Apparel & Luxury Goods — 3.1%
Michael Kors Holdings Ltd. (a)	1,200	79,920
Tapestry, Inc.	1,500	70,065
Wolverine World Wide, Inc.	1,200	41,724
		191,709
Consumer Staples — 10.2%
Beverages — 1.9%
Boston Beer Company, Inc. (The) - Class A (a)	400	119,880

Food & Staples Retailing — 3.6%
Sprouts Farmers Market, Inc. (a)	2,700	59,589

42

Hussman Strategic Value Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 93.7% (continued)	Shares	Value
Consumer Staples — 10.2% (continued)
Food & Staples Retailing — 3.6% (continued)
Walmart, Inc.	950	$81,367
Weis Markets, Inc.	1,600	85,344
		226,300
Food Products — 3.7%
Darling Ingredients, Inc. (a)	6,000	119,280
Sanderson Farms, Inc.	500	52,575
Tyson Foods, Inc. - Class A	800	55,080
		226,935
Personal Products — 1.0%
Nu Skin Enterprises, Inc. - Class A	800	62,552

Energy — 1.2%
Oil, Gas & Consumable Fuels — 1.2%
Cosan Ltd. - Class A	10,000	76,300

Financials — 16.0%
Banks — 2.3%
BankUnited, Inc.	1,500	61,275
Fifth Third Bancorp	2,800	80,360
		141,635
Capital Markets — 2.6%
Cohen & Steers, Inc.	1,600	66,736
State Street Corporation	1,000	93,090
		159,826
Consumer Finance — 3.7%
American Express Company	1,000	98,000
Discover Financial Services	800	56,328
Synchrony Financial	2,300	76,774
		231,102
Insurance — 5.3%
Aflac, Inc.	2,600	111,852
Atlas Financial Holdings, Inc. (a)	2,000	17,500
Progressive Corporation (The)	1,200	70,980
Reinsurance Group of America, Inc.	600	80,088
W.R. Berkley Corporation	700	50,687
		331,107
Thrifts & Mortgage Finance — 2.1%
Charter Financial Corporation	3,000	72,450
Meridian Bancorp, Inc.	3,000	57,450
		129,900

43

Hussman Strategic Value Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 93.7% (continued)	Shares	Value
Health Care — 12.8%
Biotechnology — 0.9%
Gilead Sciences, Inc.	800	$56,672

Health Care Equipment & Supplies — 0.9%
Varian Medical Systems, Inc. (a)	500	56,860

Health Care Providers & Services — 9.6%
Encompass Health Corporation	1,400	94,808
Express Scripts Holding Company (a)	800	61,768
HCA Healthcare, Inc.	800	82,080
Laboratory Corporation of America Holdings (a)	500	89,765
McKesson Corporation	400	53,360
Molina Healthcare, Inc. (a)	600	58,764
Quest Diagnostics, Inc.	500	54,970
Select Medical Holdings Corporation (a)	5,500	99,825
		595,340
Life Sciences Tools & Services — 1.4%
Luminex Corporation	3,000	88,590

Industrials — 14.2%
Air Freight & Logistics — 3.9%
C.H. Robinson Worldwide, Inc.	700	58,562
Expeditors International of Washington, Inc.	800	58,480
Forward Air Corporation	1,000	59,080
Hub Group, Inc. - Class A (a)	1,300	64,740
		240,862
Airlines — 1.3%
Delta Air Lines, Inc.	1,600	79,264

Electrical Equipment — 1.8%
Generac Holdings, Inc. (a)	1,100	56,903
Sensata Technologies Holding plc (a)	1,200	57,096
		113,999
Machinery — 1.5%
Trinity Industries, Inc.	2,700	92,502

Professional Services — 3.6%
Dun & Bradstreet Corporation (The)	500	61,325
Resources Connection, Inc.	3,800	64,220
Robert Half International, Inc.	1,500	97,650
		223,195

44

Hussman Strategic Value Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 93.7% (continued)	Shares	Value
Industrials — 14.2% (continued)
Road & Rail — 1.2%
Universal Logistics Holdings, Inc.	3,000	$78,750

Trading Companies & Distributors — 0.9%
Fastenal Company	1,200	57,756

Information Technology — 18.0%
Communications Equipment — 1.3%
Cisco Systems, Inc.	1,900	81,757

Electronic Equipment, Instruments & Components — 3.2%
Corning, Inc.	3,000	82,530
Fabrinet (a)	2,000	73,780
Hollysys Automation Technologies Ltd.	2,000	44,280
		200,590
IT Services — 6.1%
Cognizant Technology Solutions Corporation - Class A	1,100	86,889
EVERTEC, Inc.	3,300	72,105
Genpact Ltd.	2,800	81,004
Hackett Group, Inc. (The)	5,000	80,350
MAXIMUS, Inc.	1,000	62,110
		382,458
Semiconductors & Semiconductor Equipment — 2.6%
Canadian Solar, Inc. (a)	3,500	42,840
Lam Research Corporation	300	51,855
QUALCOMM, Inc.	1,200	67,344
		162,039
Technology Hardware, Storage & Peripherals — 4.8%
Apple, Inc.	600	111,066
HP, Inc.	4,000	90,760
NetApp, Inc.	1,200	94,236
		296,062
Materials — 2.0%
Chemicals — 2.0%
LyondellBasell Industries N.V. - Class A	700	76,895
Valhi, Inc.	10,000	47,600
		124,495
Telecommunication Services — 1.0%
Diversified Telecommunication Services — 1.0%
Verizon Communications, Inc.	1,200	60,372

45

Hussman Strategic Value Fund Schedule of Investments (continued)
June 30, 2018

COMMON STOCKS — 93.7% (continued)	Shares	Value
Utilities — 1.0%
Electric Utilities — 1.0%
Exelon Corporation	1,500	$63,900

Total Common Stocks (Cost $5,017,587)		$5,841,168

EXCHANGE-TRADED PUT OPTION CONTRACTS — 0.1%	Contracts	Notional Amount	Value
S&P 500 Index Option, 09/21/2018 at $1,500	18	$4,893,066	$1,620
S&P 500 Index Option, 09/21/2018 at $2,000	3	815,511	1,050
Total Put Option Contracts (Cost $3,253)			$2,670

Total Investments at Value — 93.8% (Cost $5,020,840)			$5,843,838

MONEY MARKET FUNDS — 44.5%	Shares	Value
Invesco Short-Term Investments Trust - Treasury Portfolio - Institutional Class, 1.76% (b) (Cost $2,771,043)	2,771,043	$2,771,043

Total Investments and Money Market Funds at Value — 138.3% (Cost $7,791,883)		$8,614,881

Written Call Option Contracts — (38.6%)		(2,404,350)

Other Assets in Excess of Liabilities — 0.3%		20,841

Net Assets — 100.0%		$6,231,372

(a)	Non-income producing security.
(b)	The rate shown is the 7-day effective yield as of June 30, 2018.
See accompanying notes to financial statements.

46

Hussman Strategic Value Fund Schedule of Open Written Option Contracts
June 30, 2018

EXCHANGE-TRADED WRITTEN CALL OPTION CONTRACTS	Contracts	Notional Amount	Strike Price	Expiration Date	Value of Options
Call Option Contracts
S&P 500 Index Option	18	$4,893,066	$1,500	09/21/2018	$2,188,080
S&P 500 Index Option	3	815,511	2,000	09/21/2018	216,270
Total Written Call Option Contracts (Premiums received $2,377,847)					$2,404,350

See accompanying notes to financial statements.

47

Hussman Investment Trust Statements of Assets and Liabilities
June 30, 2018

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
ASSETS
Investments in securities:
At acquisition cost	$318,731,310	$269,691,004
At value (Note 1)	$334,522,398	$267,515,748
Investments in money market funds	183,444,457	6,435,502
Cash	26,500	—
Receivable for capital shares sold	222,542	10,550
Receivable for investment securities sold	7,578,791	—
Dividends and interest receivable	414,450	945,160
Reclaims receivable	8,509	—
Other assets	45,213	45,922
Total Assets	526,262,860	274,952,882

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $193,559,004)	195,061,150	—
Distributions payable	—	52,899
Payable for capital shares redeemed	154,692	103,252
Payable for investment securities purchased	6,694,380	—
Accrued investment advisory fees (Note 3)	206,236	91,619
Payable to administrator (Note 3)	33,200	27,500
Accrued professional fees	66,550	54,550
Other accrued expenses and liabilities	44,119	20,643
Total Liabilities	202,260,327	350,463
CONTINGENCIES AND COMMITMENTS (NOTES 8 & 9)	—	—
NET ASSETS	$324,002,533	$274,602,419

Net assets consist of:
Paid-in capital	$2,024,250,704	$358,178,875
Accumulated net investment income	1,381,557	290,838
Accumulated net realized losses from investments and written option contracts	(1,715,918,670)	(81,692,038)
Net unrealized appreciation (depreciation) on:
Investments	15,791,088	(2,175,256)
Written option contracts	(1,502,146)	—
NET ASSETS	$324,002,533	$274,602,419

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	50,190,440	23,146,490

Net asset value, offering price and redemption price per share (a) (Note 1)	$6.46	$11.86

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

48

Hussman Investment Trust Statements of Assets and Liabilities (continued)
June 30, 2018

	Hussman Strategic International Fund	Hussman Strategic Value Fund
ASSETS
Investments in securities:
At acquisition cost	$20,688,746	$5,020,840
At value (Note 1)	$22,736,624	$5,843,838
Investments in money market funds	—	2,771,043
Cash	—	557
Foreign currency, at value (Cost $628,794)	628,794	—
Variation margin receivable (Notes 1 and 4)	294	—
Receivable for capital shares sold	1,793	—
Receivable for investment securities sold	103,524	—
Dividends receivable	13,365	10,140
Reclaims receivable	112,745	527
Receivable from Adviser (Note 3)	3,146	32,271
Margin deposits for futures contracts (Note 1)	4,198,910	—
Other assets	29,597	35,893
Total Assets	27,828,792	8,694,269

LIABILITIES
Written call options, at value (Notes 1 and 4) (premiums received $2,377,847)	—	2,404,350
Bank overdraft	56,131	—
Distributions payable	—	4
Payable for capital shares redeemed	73,995	142
Payable for investment securities purchased	628,794	—
Payable to administrator (Note 3)	7,275	6,475
Accrued professional fees	55,750	47,550
Other accrued expenses	34,028	4,376
Total Liabilities	855,973	2,462,897
CONTINGENCIES AND COMMITMENTS (NOTE 8)	—	—
NET ASSETS	$26,972,819	$6,231,372

Net assets consist of:
Paid-in capital	$40,707,214	$6,929,723
Accumulated net investment income	17,403	3,095
Accumulated net realized losses from investments, futures contracts and written option contracts	(16,447,830)	(1,497,941)
Net unrealized appreciation (depreciation) on:
Investments	2,047,878	822,998
Futures contracts	650,794	—
Written option contracts	—	(26,503)
Translation of assets and liabilities in foreign currencies	(2,640)	—
NET ASSETS	$26,972,819	$6,231,372

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	3,039,751	749,545

Net asset value, offering price and redemption price per share (a) (Note 1)	$8.87	$8.31

(a)	Redemption fee may apply to redemptions of shares held for 60 days or less.
See accompanying notes to financial statements.

49

Hussman Investment Trust Statements of Operations
For the Year Ended June 30, 2018

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund
INVESTMENT INCOME
Dividends	$6,552,962	$656,483
Foreign withholding taxes on dividends	(17,355)	(21,486)
Interest	—	4,214,574
Total Income	6,535,607	4,849,571

EXPENSES
Investment advisory fees (Note 3)	3,010,702	1,630,074
Administration fees (Note 3)	234,070	228,074
Transfer agent, account maintenance and shareholder services fees (Note 3)	278,051	181,934
Professional fees	136,775	93,833
Trustees’ fees and expenses (Note 3)	74,562	74,562
Fund accounting fees (Note 3)	63,510	62,611
Insurance expense	62,558	58,893
Custodian fees	73,556	33,293
Postage and supplies	42,028	35,649
Printing of shareholder reports	37,902	26,827
Registration and filing fees	31,206	32,529
Compliance service fees (Note 3)	29,914	29,281
Pricing fees	9,959	2,342
Interest expense (Note 7)	—	18
Other expenses	14,550	15,663
Total Expenses	4,099,343	2,505,583
Less fee reductions by the Adviser (Note 3)	(319,215)	(125,652)
Net Expenses	3,780,128	2,379,931

NET INVESTMENT INCOME	2,755,479	2,469,640

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS AND WRITTEN OPTION CONTRACTS
Net realized gains (losses) from:
Investments	40,940,757	(1,615,533)
Written option contracts (Note 4)	(50,604,962)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(5,381,857)	(869,509)
Written option contracts (Note 4)	(212,088)	—

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS AND WRITTEN OPTION CONTRACTS	(15,258,150)	(2,485,042)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(12,502,671)	$(15,402)

See accompanying notes to financial statements.

50

Hussman Investment Trust Statements of Operations (continued)
For the Year Ended June 30, 2018

	Hussman Strategic International Fund	Hussman Strategic Value Fund
INVESTMENT INCOME
Dividend income	$708,469	$118,083
Foreign withholding taxes on dividends	(85,546)	—
Total Income	622,923	118,083

EXPENSES
Investment advisory fees (Note 3)	271,891	57,838
Professional fees	95,507	84,002
Trustees' fees and expenses (Note 3)	74,562	74,562
Fund accounting fees (Note 3)	38,791	30,636
Custodian fees	50,433	8,304
Transfer agent, account maintenance and shareholder services fees (Note 3)	35,335	18,704
Registration and filing fees	25,379	26,151
Administration fees (Note 3)	24,000	24,000
Pricing fees	28,055	2,874
Postage and supplies	15,696	9,477
Printing of shareholder reports	8,968	6,851
Compliance service fees (Note 3)	6,703	5,002
Insurance expense	5,684	1,434
Other expenses	12,086	11,889
Total Expenses	693,090	361,724
Less fee reductions and expense reimbursements by the Adviser (Note 3)	(121,185)	(281,393)
Net Expenses	571,905	80,331

NET INVESTMENT INCOME	51,018	37,752

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, WRITTEN OPTION CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES
Net realized gains (losses) from:
Investments	3,259,143	393,278
Written option contracts (Note 4)	—	(688,509)
Futures contracts (Note 4)	(1,880,950)	—
Foreign currency transactions	(34,273)	—
Net change in unrealized appreciation (depreciation) on:
Investments	(1,530,243)	315,450
Written option contracts (Note 4)	—	(63,310)
Futures contracts (Note 4)	533,577	—
Foreign currency translation	3,049	—

NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS, WRITTEN OPTION CONTRACTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	350,303	(43,091)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$401,321	$(5,339)

See accompanying notes to financial statements.

51

Hussman Strategic Growth Fund Statements of Changes in Net Assets

	Year Ended June 30, 2018	Year Ended June 30, 2017
FROM OPERATIONS
Net investment income	$2,755,479	$890,544
Net realized gains (losses) from:
Investments	40,940,757	39,268,337
Written option contracts	(50,604,962)	(89,511,949)
Net change in unrealized appreciation (depreciation) on:
Investments	(5,381,857)	(26,315,440)
Written option contracts	(212,088)	(4,734,097)
Net decrease in net assets resulting from operations	(12,502,671)	(80,402,605)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(1,544,228)	(1,248,630)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	55,451,071	38,718,384
Net asset value of shares issued in reinvestment of distributions to shareholders	1,464,244	1,150,794
Proceeds from redemption fees collected (Note 1)	58,968	26,544
Payments for shares redeemed	(94,391,366)	(163,281,251)
Net decrease in net assets from capital share transactions	(37,417,083)	(123,385,529)

TOTAL DECREASE IN NET ASSETS	(51,463,982)	(205,036,764)

NET ASSETS
Beginning of year	375,466,515	580,503,279
End of year	$324,002,533	$375,466,515

ACCUMULATED NET INVESTMENT INCOME	$1,381,557	$384,113

CAPITAL SHARE ACTIVITY
Shares sold	8,592,319	5,330,686
Shares reinvested	233,532	159,389
Shares redeemed	(14,823,897)	(22,466,413)
Net decrease in shares outstanding	(5,998,046)	(16,976,338)
Shares outstanding at beginning of year	56,188,486	73,164,824
Shares outstanding at end of year	50,190,440	56,188,486

See accompanying notes to financial statements.

52

Hussman Strategic Total Return Fund Statements of Changes in Net Assets

	Year Ended June 30, 2018	Year Ended June 30, 2017
FROM OPERATIONS
Net investment income	$2,469,640	$499,735
Net realized gains (losses) from investments	(1,615,533)	3,106,213
Net change in unrealized appreciation (depreciation) on investments	(869,509)	(18,545,460)
Net decrease in net assets resulting from operations	(15,402)	(14,939,512)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(2,496,823)	(821,242)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	15,121,405	65,405,910
Net asset value of shares issued in reinvestment of distributions to shareholders	2,330,683	759,564
Proceeds from redemption fees collected (Note 1)	5,375	29,889
Payments for shares redeemed	(112,844,614)	(141,436,295)
Net decrease in net assets from capital share transactions	(95,387,151)	(75,240,932)

TOTAL DECREASE IN NET ASSETS	(97,899,376)	(91,001,686)

NET ASSETS
Beginning of year	372,501,795	463,503,481
End of year	$274,602,419	$372,501,795

ACCUMULATED NET INVESTMENT INCOME	$290,838	$126,790

CAPITAL SHARE ACTIVITY
Shares sold	1,256,190	5,394,179
Shares reinvested	194,932	62,319
Shares redeemed	(9,403,724)	(11,628,457)
Net decrease in shares outstanding	(7,952,602)	(6,171,959)
Shares outstanding at beginning of year	31,099,092	37,271,051
Shares outstanding at end of year	23,146,490	31,099,092

See accompanying notes to financial statements.

53

Hussman Strategic International Fund Statements of Changes in Net Assets

	Year Ended June 30, 2018	Year Ended June 30, 2017
FROM OPERATIONS
Net investment income	$51,018	$84,181
Net realized gains (losses) from:
Investments	3,259,143	1,809,021
Futures contracts	(1,880,950)	(3,701,411)
Foreign currency transactions	(34,273)	(34,241)
Net change in unrealized appreciation (depreciation) on:
Investments	(1,530,243)	1,417,219
Futures contracts	533,577	(1,146,373)
Foreign currency translation	3,049	8,948
Net increase (decrease) in net assets resulting from operations	401,321	(1,562,656)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(152,328)	—

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	515,232	792,929
Net asset value of shares issued in reinvestment of distributions to shareholders	151,447	—
Proceeds from redemption fees collected (Note 1)	1,745	1,327
Payments for shares redeemed	(4,438,482)	(6,382,914)
Net decrease in net assets from capital share transactions	(3,770,058)	(5,588,658)

TOTAL DECREASE IN NET ASSETS	(3,521,065)	(7,151,314)

NET ASSETS
Beginning of year	30,493,884	37,645,198
End of year	$26,972,819	$30,493,884

ACCUMULATED NET INVESTMENT INCOME	$17,403	$152,051

CAPITAL SHARE ACTIVITY
Shares sold	57,943	89,117
Shares reinvested	17,017	—
Shares redeemed	(499,238)	(720,303)
Net decrease in shares outstanding	(424,278)	(631,186)
Shares outstanding at beginning of year	3,464,029	4,095,215
Shares outstanding at end of year	3,039,751	3,464,029

See accompanying notes to financial statements.

54

Hussman Strategic Value Fund Statements of Changes in Net Assets

	Year Ended June 30, 2018	Year Ended June 30, 2017
FROM OPERATIONS
Net investment income	$37,752	$70,581
Net realized gains (losses) from:
Investments	393,278	5,848
Written option contracts	(688,509)	(1,044,265)
Net change in unrealized appreciation (depreciation) on:
Investments	315,450	754,731
Written option contracts	(63,310)	37,575
Net decrease in net assets resulting from operations	(5,339)	(175,530)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(37,085)	(74,064)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	284,489	792,230
Net asset value of shares issued in reinvestment of distributions to shareholders	37,077	73,498
Proceeds from redemption fees collected (Note 1)	15	394
Payments for shares redeemed	(930,577)	(742,628)
Net increase (decrease) in net assets from capital share transactions	(608,996)	123,494

TOTAL DECREASE IN NET ASSETS	(651,420)	(126,100)

NET ASSETS
Beginning of year	6,882,792	7,008,892
End of year	$6,231,372	$6,882,792

ACCUMULATED NET INVESTMENT INCOME	$3,095	$2,578

CAPITAL SHARE ACTIVITY
Shares sold	34,465	91,257
Shares reinvested	4,466	8,530
Shares redeemed	(112,912)	(86,386)
Net increase (decrease) in shares outstanding	(73,981)	13,401
Shares outstanding at beginning of year	823,526	810,125
Shares outstanding at end of year	749,545	823,526

See accompanying notes to financial statements.

55

Hussman Strategic Growth Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net asset value at beginning of year	$6.68	$7.93	$8.70	$9.74	$10.49

Income (loss) from investment operations:
Net investment income	0.06	0.02	0.03	0.08	0.08
Net realized and unrealized losses on investments and written option contracts	(0.25)	(1.25)	(0.75)	(1.05)	(0.72)
Total from investment operations	(0.19)	(1.23)	(0.72)	(0.97)	(0.64)

Less distributions:
Dividends from net investment income	(0.03)	(0.02)	(0.05)	(0.07)	(0.11)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$6.46	$6.68	$7.93	$8.70	$9.74

Total return (b)	(2.81%)	(15.53%)	(8.34%)	(9.99%)	(6.11%)

Net assets at end of year (000’s)	$324,003	$375,467	$580,503	$756,904	$1,137,305

Ratio of total expenses to average net assets	1.23%	1.19%	1.15%	1.12%	1.12%

Ratio of net expenses to average net assets (c)	1.13%	1.12%	1.09%	1.07%	1.07%

Ratio of net investment income to average net assets (c)	0.82%	0.19%	0.34%	0.79%	0.43%

Portfolio turnover rate	142%	209%	161%	107%	141%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

56

Hussman Strategic Total Return Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net asset value at beginning of year	$11.98	$12.44	$11.32	$11.63	$11.09

Income (loss) from investment operations:
Net investment income	0.10	0.02	0.04	0.05	0.16
Net realized and unrealized gains (losses) on investments	(0.12)	(0.46)	1.13	(0.27)	0.52
Total from investment operations	(0.02)	(0.44)	1.17	(0.22)	0.68

Less distributions:
Dividends from net investment income	(0.10)	(0.02)	(0.05)	(0.09)	(0.14)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$11.86	$11.98	$12.44	$11.32	$11.63

Total return (b)	(0.18%)	(3.50%)	10.33%	(1.86%)	6.19%

Net assets at end of year (000’s)	$274,602	$372,502	$463,503	$485,015	$622,494

Ratio of total expenses to average net assets	0.77%	0.75%	0.75%	0.73%	0.72%

Ratio of net expenses to average net assets (c)	0.73%	0.72%	0.69%	0.66%	0.63%

Ratio of net investment income to average net assets (c)	0.76%	0.12%	0.36%	0.38%	1.26%

Portfolio turnover rate	63%	341%	129%	196%	216%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

57

Hussman Strategic International Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net asset value at beginning of year	$8.80	$9.19	$8.57	$9.90	$9.74

Income (loss) from investment operations:
Net investment income (loss)	0.02	0.01	(0.05)	0.17	0.05
Net realized and unrealized gains (losses) on investments, futures contracts and foreign currencies	0.10	(0.40)	0.67	(1.41)	0.18
Total from investment operations	0.12	(0.39)	0.62	(1.24)	0.23

Less distributions:
Dividends from net investment income	(0.05)	—	—	(0.09)	(0.07)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)	0.00 (a)

Net asset value at end of year	$8.87	$8.80	$9.19	$8.57	$9.90

Total return (b)	1.34%	(4.24%)	7.23%	(12.56%)	2.36%

Net assets at end of year (000's)	$26,973	$30,494	$37,645	$42,325	$104,970

Ratio of total expenses to average net assets	2.42%	2.26%	2.03%	1.61%	1.48%

Ratio of net expenses to average net assets (c)	2.00%	2.00%	2.00%	1.61%	1.48%

Ratio of net investment income (loss) to average net assets (c)	0.18%	0.25%	(0.05%)	0.98%	0.68%

Portfolio turnover rate	61%	102%	107%	62%	59%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions (Note 3).
See accompanying notes to financial statements.

58

Hussman Strategic Value Fund Financial Highlights
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Year

	Year Ended June 30, 2018	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2015	Year Ended June 30, 2014
Net asset value at beginning of year	$8.36	$8.65	$9.30	$10.62	$10.43

Income (loss) from investment operations:
Net investment income	0.05	0.09	0.15	0.17	0.13
Net realized and unrealized gains (losses) on investments and written option contracts	(0.05)	(0.29)	(0.57)	(0.46)	0.18
Total from investment operations	(0.00)	(0.20)	(0.42)	(0.29)	0.31

Less distributions:
Dividends from net investment income	(0.05)	(0.09)	(0.15)	(0.18)	(0.12)
Distributions from net realized gains	—	—	(0.08)	(0.85)	—
Total distributions	(0.05)	(0.09)	(0.23)	(1.03)	(0.12)

Proceeds from redemption fees collected (Note 1)	0.00 (a)	0.00 (a)	—	0.00 (a)	0.00 (a)

Net asset value at end of year	$8.31	$8.36	$8.65	$9.30	$10.62

Total return (b)	(0.02%)	(2.32%)	(4.60%)	(2.83%)	2.96%

Net assets at end of year (000's)	$6,231	$6,883	$7,009	$8,869	$10,799

Ratio of total expenses to average net assets	5.63%	5.67%	4.71%	3.99%	2.09%

Ratio of net expenses to average net assets (c)	1.25%	1.25%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets (c)	0.59%	1.01%	1.70%	1.70%	0.86%

Portfolio turnover rate	85%	118%	118%	106%	100%

(a)	Amount rounds to less than $0.01 per share.
(b)

Total return is a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(c)	Ratio was determined after advisory fee reductions and expense reimbursements (Note 3).
See accompanying notes to financial statements.

59

Hussman Investment Trust Notes to Financial Statements
June 30, 2018

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund (each, a “Fund,” and collectively, the “Funds”) are diversified, separate series of Hussman Investment Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. Each Fund is authorized to issue an unlimited number of shares.

Hussman Strategic Growth Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic Total Return Fund’s investment objective is to provide long-term total return from income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

Hussman Strategic International Fund’s investment objective is to provide long-term capital appreciation, with added emphasis on the protection of capital during unfavorable market conditions. The Fund invests primarily in equity securities of non-U.S. issuers.

Hussman Strategic Value Fund’s investment objective is to provide total return through a combination of dividend income and capital appreciation, with added emphasis on protection of capital during unfavorable market conditions.

In October 2016, the U.S. Securities and Exchange Commission (the “SEC”) adopted amendments to Regulation S-X, which impact financial statement presentation, particularly the presentation of derivative investments. The Funds have adopted these amendments, which were effective August 1, 2017, with these financial statements.

The following is a summary of significant accounting policies followed by the Funds. The policies are in conformity with U.S. generally accepted accounting principles (“GAAP”). Each Fund follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

Securities, Options and Futures Valuation — The Funds’ portfolio securities are valued at market value as of the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time) on each business day the NYSE is open. Securities listed on the NYSE or other exchanges, other than options, are valued on the basis of their last sale prices on the exchanges on which they are primarily traded. However, if the last sale price on the NYSE is different than the last

60

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

sale price on any other exchange, the NYSE price will be used. If there are no sales on that day, the securities are valued at the last bid price on the NYSE or other primary exchange for that day. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. If there are no sales on that day, the securities are valued at the last bid price as reported by NASDAQ. Securities traded in over-the-counter markets, other than NASDAQ quoted securities, are valued at the last sales price, or if there are no sales on that day, at the mean of the closing bid and ask prices. Securities traded on a foreign stock exchange are valued at their closing prices on the principal exchange where they are traded; however, on days when the value of securities traded on foreign stock exchanges may be materially affected by events occurring before the Funds’ pricing time, but after the close of the primary markets or exchanges on which such securities are traded, such securities typically will be valued at their fair value as determined by an independent pricing service approved by the Board of Trustees where such value is believed to reflect the market values of such securities as of the time of computation of the net asset values of the Funds. As a result, the prices of foreign securities used to calculate a Fund’s net asset value may differ from quoted or published prices for these securities. Values of foreign securities are translated from the local currency into U.S. dollars using prevailing currency exchange rates as of the close of the NYSE, as supplied by an independent pricing service.

Pursuant to procedures approved by the Board of Trustees, options traded on a national securities exchange are valued at prices between the closing bid and ask prices determined by Hussman Strategic Advisors, Inc. (the “Adviser”) to most closely reflect market value as of the time of computation of net asset value. As of June 30, 2018, all options held by Hussman Strategic Growth Fund and Hussman Strategic Value Fund have been valued in this manner. Options not traded on a national securities exchange or board of trade, but for which over-the-counter market quotations are readily available, are valued at the mean of their closing bid and ask prices. Futures contracts and options thereon, which are traded on commodities exchanges, are valued at their last sale prices as of the close of regular trading on the NYSE or, if not available, at the mean of their bid and ask prices.

Fixed income securities not traded or dealt in upon any securities exchange, but for which over-the-counter market quotations are readily available, generally are valued at the mean of their closing bid and ask prices. Fixed income securities may also be valued on the basis of prices provided by an independent pricing service.

Investments representing shares of other open-end investment companies, other than shares of exchange-traded funds, are valued at their net asset values per share as reported by such companies.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

In the event that market quotations are not readily available or are determined by the Adviser to not be reflective of fair market value due to market events or developments, securities and other financial instruments will be valued at fair value as determined by the Adviser in accordance with procedures adopted by the Board of Trustees. Such methods of fair valuation may include, but are not limited to: multiple of earnings, multiple of book value, discount from market of a similar freely traded security, purchase price of the security, subsequent private transactions in the security or related securities, or a combination of these and other factors.

GAAP establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and requires additional disclosures about fair value measurements.

Various inputs are used in determining the values of the Funds’ investments. These inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted unadjusted prices for identical instruments in active markets to which the Fund has access at the date of measurement.

●

Level 2 – quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among market makers.

●

Level 3 – model-derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

Option contracts purchased or written by Hussman Strategic Growth Fund and Hussman Strategic Value Fund are classified as Level 2 since they are valued using “other significant observable inputs” at prices between the closing bid and ask prices determined by the Adviser to most closely reflect market value. U.S. Treasury obligations held by Hussman Strategic Total Return Fund are classified as Level 2 since values are based on prices provided by an independent pricing service that utilizes various “other significant observable inputs,” including bid and ask quotations, prices of similar securities and interest rates, among other factors. Non-U.S. equity securities actively traded in foreign markets held by Hussman Strategic International Fund

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

may be classified as Level 2 despite the availability of closing prices because such securities are typically valued at their fair value as determined by an independent pricing service.

As previously noted, the Trust uses an independent pricing service to determine the fair value of foreign portfolio securities when the value of such securities may be materially affected by events occurring before a Fund’s pricing time, but after the close of the primary markets or exchanges on which such foreign securities are traded. These intervening events might be: country-specific (e.g., natural disaster, economic or political developments, interest rate change); issuer specific (e.g., earnings report, merger announcement); or U.S. markets-specific (such as a significant movement in the U.S. markets that is deemed likely to affect the value of foreign securities). The pricing service uses an automated system incorporating a model based on multiple parameters, including a security’s local closing price, relevant general and sector indices, currency fluctuations, trading in depositary receipts and futures, if applicable, and/or research valuations by its staff, in determining what it believes is the fair value of the securities. The frequency of use of this procedure depends on market events and thus cannot be predicted. However, the procedure may be utilized to a significant extent by Hussman Strategic International Fund.

Determining the fair value of portfolio securities involves reliance on judgment, and a security’s fair value may differ depending on the method used for determining value. With respect to a portfolio security that has been valued at fair value, there can be no assurance that a Fund could purchase or sell that security at a price equal to the fair value of such security used in calculating the Fund’s net asset value. Because of the inherent uncertainty in fair valuations and the various factors considered in determining fair value, there can be significant deviations between the fair value at which a portfolio security is being carried and the price at which it can be sold. Moreover, to the extent Hussman Strategic International Fund has significant holdings of foreign securities, fair valuation may be used more frequently than for the other Funds.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. The inputs used to measure the value of a particular security may fall into more than one level of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement of that security is determined to fall in its entirety is the lowest level input that is significant to the fair value measurement.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

The following is a summary of the inputs used to value each Fund’s investments and other financial instruments as of June 30, 2018 by security type:

Hussman Strategic Growth Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$325,689,648	$—	$—	$325,689,648
Call Option Contracts	—	825,000	—	825,000
Put Option Contracts	—	8,007,750	—	8,007,750
Money Market Funds	183,444,457	—	—	183,444,457
Total Investments in Securities and Money Market Funds	$509,134,105	$8,832,750	$—	$517,966,855

Other Financial Instruments:
Written Call Option Contracts	$—	$(195,061,150)	$—	$(195,061,150)
Total Other Financial Instruments	$—	$(195,061,150)	$—	$(195,061,150)

Hussman Strategic Total Return Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$31,306,905	$—	$—	$31,306,905
U.S. Treasury Obligations	—	227,822,476	—	227,822,476
Exchange-Traded Funds	8,386,367	—	—	8,386,367
Money Market Funds	6,435,502	—	—	6,435,502
Total Investments in Securities and Money Market Funds	$46,128,774	$227,822,476	$—	$273,951,250

Hussman Strategic International Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities:
Common Stocks	$4,895,765	$17,840,859	$—	$22,736,624
Total Investments in Securities	$4,895,765	$17,840,859	$—	$22,736,624

Other Financial Instruments:
Futures Contracts Sold Short	$650,794	$—	$—	$650,794
Total Other Financial Instruments	$650,794	$—	$—	$650,794

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

Hussman Strategic Value Fund

	Level 1	Level 2	Level 3	Total
Investments in Securities and Money Market Funds:
Common Stocks	$5,841,168	$—	$—	$5,841,168
Put Option Contracts	—	2,670	—	2,670
Money Market Funds	2,771,043	—	—	2,771,043
Total Investments in Securities and Money Market Funds	$8,612,211	$2,670	$—	$8,614,881

Other Financial Instruments:
Written Call Option Contracts	$—	$(2,404,350)	$—	$(2,404,350)
Total Other Financial Instruments	$—	$(2,404,350)	$—	$(2,404,350)

Each Fund’s Schedule of Investments identifies the specific securities (by type of security and industry type or geographical region) that comprise that Fund’s holdings within the Level 1 and Level 2 categories shown in the tables above. As of June 30, 2018, Hussman Strategic Growth Fund, Hussman Total Return Fund and Hussman Strategic Value Fund did not have any transfers into or out of any Level. Transfers that occurred between Levels 1 and 2 on June 30, 2018 for Hussman Strategic International Fund due to implementation of systematic fair value procedures are as follows:

	Transfers from Level 1 to Level 2	Transfers from Level 2 to Level 1
Common Stocks	$882,692	$32,177

As of June 30, 2018, the Funds did not have any assets or liabilities that were measured at fair value on a recurring basis using significant unobservable inputs (Level 3). It is the Funds’ policy to recognize transfers into or out of any Level at the end of the reporting period.

Futures Contracts and Option Transactions — Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may purchase and write call and put options on broad-based stock indices and also may purchase and write call and put option contracts on individual securities. Each of the Funds may use financial futures contracts and related option contracts to hedge against changes in the market value of its portfolio securities. Hussman Strategic Total Return Fund and Hussman Strategic International Fund may also purchase foreign currency options to manage their exposures to foreign currencies, and Hussman Strategic Total

65

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

Return Fund may purchase interest rate futures contracts to protect against a decline in the value of its portfolio resulting from rising interest rates. Hussman Strategic International Fund may enter into forward foreign currency contracts to hedge against the adverse impact of changes in foreign exchange rates on the U.S. dollar value of its investments or changes in the prices at which it effects transactions in foreign securities.

Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may use futures and option contracts on stock indices for the purpose of seeking to reduce the market risk that would otherwise be associated with the securities in which it invests. For example, these Funds may sell a stock index futures contract to hedge the risk of a general market or market sector decline that might adversely affect prices of the Funds’ portfolio securities. To the extent there is a correlation between a Fund’s portfolio and a particular stock index, the sale of futures contracts on that index could reduce the Fund’s exposure to general market risk.

When a Fund writes an index option, an amount equal to the net premium (the premium less the commission) received by the Fund is recorded as a liability in the Fund’s Statement of Assets and Liabilities and is subsequently marked-to market daily. If an index option written by a Fund expires unexercised on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain or a loss depending on whether the cost of a closing purchase transaction is less than or exceeds the net premium received when the option was sold and the liability related to such option will be eliminated. If an index option written by a Fund is exercised, the Fund will be required to pay the difference between the closing index value and the exercise price of the option. In this event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.

When a Fund purchases or sells a stock index futures contract, no price is paid to or received by the Fund upon the purchase or sale of the futures contract. Instead, the Fund is required to deposit in a segregated asset account an amount of cash or qualifying securities currently ranging from 2% to 11% of the contract amount. This is called “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying stock index. The Fund recognizes an unrealized gain or loss equal to the daily variation margin. If general market movements are not as expected, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. In addition to the possibility that there may be an imperfect correlation

66

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

or no correlation at all between the movements in the stock index futures and the portion of the portfolio being hedged, the price of the stock index futures may not correlate perfectly with movements in the stock index due to certain market distortions.

Foreign Currency Translation — Amounts and securities denominated in or expected to settle in foreign currencies are translated into U.S. dollars based on exchange rates on the following basis:

A.	The values of investment securities and other assets and liabilities are translated as of the close of the NYSE each day.

B.	Purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing as of 4:00 p.m. on the respective date of such transactions.

C.

The Funds do not isolate that portion of the results of operations caused by changes in foreign exchange rates on investments from those caused by changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses on investments.

Reported net realized foreign exchange gains or losses arise from: (1) purchases and sales of foreign currencies; (2) currency gains or losses realized between the trade and settlement dates on securities transactions; and (3) the difference between the amounts of dividends, interest and foreign withholding taxes recorded on a Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Reported net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities that result from changes in exchange rates.

Share Valuation and Redemption Fees — The net asset value per share of each Fund is calculated as of the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) on each day that the NYSE is open for business. The net asset value per share of each Fund is calculated by dividing the total value of the Fund’s assets, less its liabilities, by the number of its shares outstanding. The offering price and redemption price per share of each Fund is equal to the net asset value per share next computed after receipt of an order to purchase or to redeem shares. However, a redemption fee of 1.5%, payable to the applicable Fund, generally will apply to shares that are redeemed 60 days or less from the date of purchase. During the years ended June 30, 2018 and 2017, proceeds from redemption fees, recorded in capital, totaled: $58,968 and $26,544, respectively, for Hussman Strategic Growth Fund; $5,375 and $29,889, respectively, for Hussman Strategic Total Return Fund; $1,745 and $1,327, respectively, for Hussman Strategic International Fund; and $15 and $394, respectively, for Hussman Strategic Value Fund.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

Investment Income — Interest income is accrued as earned. Dividend income is recorded on the ex-dividend date. Discounts and premiums on fixed income securities are amortized using the effective interest method. Withholding taxes on foreign dividends have been recorded in accordance with the Trust’s understanding of the applicable country’s rules and tax rates.

Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid annually to shareholders of Hussman Strategic Growth Fund and Hussman Strategic International Fund and are declared and paid quarterly to shareholders of Hussman Strategic Total Return Fund and Hussman Strategic Value Fund. Net realized short-term capital gains, if any, may be distributed throughout the year and net realized long-term capital gains, if any, are generally distributed annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are either temporary or permanent in nature and are primarily due to timing differences in the recognition of capital gains or losses on option and futures transactions, losses deferred due to wash sales and the treatment of foreign currency transactions. The tax character of distributions paid by each Fund during the years ended June 30, 2018 and 2017 was ordinary income.

Investment Transactions — Investment transactions are accounted for on trade date for financial reporting purposes. Realized gains and losses on investments sold are determined on a specific identification basis.

Common Expenses — Expenses of the Trust not attributable solely to one of the Funds are allocated among the Funds based on the relative net assets of each Fund or based on the nature of the expense and its relative applicability to each Fund.

Accounting Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from these estimates.

Federal Income Tax — Each Fund has qualified and intends to continue to qualify each year as a “regulated investment company“ under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, a Fund generally will not be subject to federal income taxes to the extent that it distributes its net investment income and any net realized capital gains in accordance with the Code. Accordingly, no provision for income taxes has been made.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

In order to avoid imposition of a federal excise tax applicable to regulated investment companies, it is each Fund’s intention to declare and pay as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The tax character of accumulated deficits as of June 30, 2018 was as follows:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Net unrealized appreciation (depreciation)	$16,038,090	$(4,774,834)	$2,045,238	$824,437
Undistributed ordinary income	1,381,557	250,488	17,402	3,099
Capital loss carryforwards	(1,717,667,818)	(78,999,211)	(15,797,035)	(1,525,883)
Other temporary differences	—	(52,899)	—	(4)
Total accumulated deficit	$(1,700,248,171)	$(83,576,456)	$(13,734,395)	$(698,351)

The following information is based upon the federal income tax cost of investment securities as of June 30, 2018:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Cost of investments, money market funds, written option contracts and foreign currencies	$502,150,933	$278,726,085	$20,688,746	$7,791,029
Gross unrealized appreciation	$32,812,831	$881,565	$3,192,637	$987,070
Gross unrealized depreciation	(16,774,741)	(5,656,399)	(1,144,759)	(162,633)
Net unrealized appreciation (depreciation)	$16,038,090	$(4,774,834)	$2,047,878	$824,437

The difference between the federal income tax cost of portfolio investments and the financial statement cost of portfolio investments for the Funds is due to certain timing differences in the recognition of capital gains or losses under income tax regulations and GAAP. These “book/tax” differences are temporary in nature and are primarily due to losses deferred due to wash sales, derivatives disclosures and adjustments to basis on publicly traded partnerships and grantor trusts.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

As of June 30, 2018, $375,427,325 of short-term capital loss carryforwards of Hussman Strategic Growth Fund expired unused.

During the year ended June 30, 2018, Hussman Strategic International Fund utilized $1,910,835 of capital loss carryforwards to offset current year gains.

As of June 30, 2018, the Funds had the following capital loss carryforwards (“CLCFs”) for federal income tax purposes:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Expires June 30, 2019 – short-term	$824,973,031	$—	$—	$—
No expiration – short-term	664,806,100	64,660,078	15,797,035	1,039,147
No expiration – long-term	227,888,687	14,339,133	—	486,736
	$1,717,667,818	$78,999,211	$15,797,035	$1,525,883

These CLCFs may be utilized by the Funds in future years to offset their net realized capital gains, if any.

Given the current net assets of Hussman Strategic Growth Fund, it is unlikely that the Fund will be able to utilize any of its CLCFs that expire in 2019. Such CLCFs cannot be utilized prior to the utilization of new CLCFs created after December 31, 2010, which have no expiration date.

For the year ended June 30, 2018, the following reclassifications were made as a result of permanent differences between the financial statement and income tax reporting requirements due to adjustments for the expiration of capital loss carryforwards, publicly traded partnerships, grantor trusts, passive foreign investment companies and losses on foreign currency transactions:

	Hussman Strategic Growth Fund	Hussman Strategic Total Return Fund	Hussman Strategic International Fund	Hussman Strategic Value Fund
Accumulated net investment income	$(213,807)	$191,231	$(33,338)	$(150)
Accumulated net realized losses from investments, written option and futures contracts	$375,641,245	$(191,613)	$33,338	$1,422
Paid-in-capital	$(375,427,438)	$382	$—	$(1,272)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

Such reclassifications have no effect on each Fund’s total net assets or its net asset value per share.

Each Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed each Fund’s tax positions taken on federal income tax returns for all open tax years (tax years ended June 30, 2015 through June 30, 2018) and all major jurisdictions and has concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements. Therefore, no tax expense, including interest and penalties, was recorded in the current year and no adjustments were made to the prior periods.

2. INVESTMENT TRANSACTIONS

During the year ended June 30, 2018, cost of purchases and proceeds from sales and maturities of investment securities, other than short-term investments and U.S. government securities, amounted to: $481,390,613 and $586,289,200, respectively, for Hussman Strategic Growth Fund; $161,064,666 and $142,013,251, respectively, for Hussman Strategic Total Return Fund; $15,220,793 and $21,598,604, respectively, for Hussman Strategic International Fund; and $5,282,369 and $6,900,955, respectively, for Hussman Strategic Value Fund.

3. TRANSACTIONS WITH AFFILIATES

Advisory Agreement

Under the terms of an Advisory Agreement between the Trust and the Adviser, Hussman Strategic Growth Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Total Return Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.50% of the first $1 billion of the Fund’s average daily net assets; 0.45% of the next $1.5 billion of such assets; and 0.40% of such assets over $2.5 billion, less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic International Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.95% of the first $2 billion of the Fund’s average daily net assets; 0.90% of the next $3 billion of such assets; and 0.85% of such assets over $5 billion,

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

less any fee reductions. Under the terms of a separate Advisory Agreement between the Trust and the Adviser, Hussman Strategic Value Fund pays the Adviser a fee, which is computed and accrued daily and paid monthly, at annual rates of 0.90% of the first $2 billion of the Fund’s average daily net assets; 0.85% of the next $3 billion of such assets; and 0.80% of such assets over $5 billion, less any fee reductions.

The Adviser has contractually agreed to reduce its advisory fees or to absorb operating expenses of the Funds to the extent necessary so that ordinary operating expenses of Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund do not exceed annually an amount equal to 1.13%, 0.73%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets. These Expense Limitation Agreements remain in effect until at least November 1, 2018. During the year ended June 30, 2018, the Adviser reduced its advisory fees or reimbursed expenses in the amount of $319,215, $125,652, $121,185 and $281,393 with respect to Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund, respectively. As of June 30, 2018, the Adviser owed $3,146 and $32,271 to Hussman Strategic International Fund and Hussman Strategic Value Fund, respectively, pursuant to the Expense Limitation Agreements with those Funds.

Fee reductions and expense reimbursements by the Adviser pursuant to the Expense Limitation Agreements are subject to future repayment by the Funds provided that such repayment does not result in Hussman Strategic Growth Fund’s, Hussman Strategic Total Return Fund’s, Hussman Strategic International Fund’s or Hussman Strategic Value Fund’s annual ordinary operating expenses exceeding an amount equal to 1.07%, 0.63%, 2.00% and 1.25%, respectively, of such Fund’s average daily net assets, and provided further that the fee reductions or expenses which are the subject of the repayment were reduced or incurred (as applicable) within three years of such repayment. As of June 30, 2018, the amount of fee reductions and expense reimbursements available for possible recovery by the Adviser from Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund is $1,027,789, $530,648, $223,781 and $865,746, respectively. The portions of these amounts that the Adviser may recover expire as of the following dates:

	June 30, 2019	June 30, 2020	June 30, 2021
Hussman Strategic Growth Fund	$361,020	$347,554	$319,215
Hussman Strategic Total Return Fund	$266,055	$138,941	$125,652
Hussman Strategic International Fund	$13,453	$89,143	$121,185
Hussman Strategic Value Fund	$274,305	$310,048	$281,393

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

Certain officers of the Trust are also officers of the Adviser.

Other Service Providers

Ultimus Fund Solutions, LLC (“Ultimus”) provides administration, fund accounting, compliance and transfer agency services to the Funds. The Funds pay Ultimus fees for these services in accordance with various servicing agreements. In addition, the Funds reimburse Ultimus for certain out-of-pocket expenses, including, but not limited to, postage, supplies and costs of pricing the Funds’ portfolio securities. Certain officers of the Trust are also officers of Ultimus, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter of the Funds. The Distributor is a wholly-owned subsidiary of Ultimus.

The Funds compensate certain financial intermediaries for providing account maintenance and shareholder services to shareholder accounts held through such intermediaries. During the year ended June 30, 2018, Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund paid $187,559, $119,791, $17,335 and $704, respectively, to financial intermediaries for such services. These amounts are included in transfer agent, account maintenance and shareholder services fees on the Statements of Operations.

Trustee Compensation

Trustees and officers affiliated with the Adviser or Ultimus are not compensated by the Funds for their services. Effective January 1, 2018, each Trustee who is not an affiliated person of the Adviser or Ultimus (“Independent Trustee”) receives from the Trust: an annual retainer of $50,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee is $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board if not held on the same day as a Board meeting; a fee of $1,500 for participation in each informal monthly telephone conference call of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Prior to January 1, 2018, each Independent Trustee received from the Trust: an annual retainer of $60,000, payable quarterly; a fee of $10,000 for attendance at each in-person meeting of the Board of Trustees (except that such fee was $15,000 with respect to the annual meeting of the Board) and a fee of $4,000 for attendance at each telephone meeting of the Board of Trustees; a fee of $3,000 for attendance at each meeting of any committee of the Board; a fee of $1,500 for participation in each informal monthly telephone conference call

73

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

of the Board; and reimbursement of travel and other expenses incurred in attending meetings. Each Fund pays its proportionate share of the Independent Trustees’ fees and expenses.

4. DERIVATIVES TRANSACTIONS

The locations in the Statements of Assets and Liabilities of the derivative positions of Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund are as follows:

Hussman Strategic Growth Fund

			Fair Value		Average Monthly Notional Value During the Year
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Ended June 30, 2018*
Index call options purchased	Equity	Investments in securities at value	$825,000	$—	$11,326,542
Index put options purchased	Equity	Investments in securities at value	8,007,750	—	333,259,128
Index call options written	Equity	Written call options, at value	—	(195,061,150)	(333,259,128)

Hussman Strategic International Fund

			Fair Value*		Average Monthly Notional Value During the Year
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Ended June 30, 2018**
Futures contracts sold short	Equity	Variation margin receivable	$650,794	$—	$(24,379,290)

*

Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through June 30, 2018. Only current day variation margin is reported on the Statement of Assets and Liabilities.

**	The average monthly notional value generally represents the Fund’s derivative activity throughout the year.
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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

Hussman Strategic Value Fund

			Fair Value		Average Monthly Notional Value During the Year
Type of Derivative	Risk	Location	Asset Derivatives	Liability Derivatives	Ended June 30, 2018*
Index put options purchased	Equity	Investments in securities at value	$2,670	$—	$6,063,958
Index call options written	Equity	Written call options, at value	—	(2,404,350)	(6,063,958)

*	The average monthly notional value generally represents the Fund’s derivative contracts activity throughout the year.

Realized and unrealized gains and losses associated with transactions in derivative instruments for Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund during the year ended June 30, 2018 are recorded in the following locations in the Statements of Operations:

Hussman Strategic Growth Fund

Type of Derivative	Risk	Location	Realized Gains (Losses)	Location	Change in Unrealized Appreciation (Depreciation)
Index call options purchased	Equity	Net realized gains (losses) from investments	$2,629,344	Net change in unrealized appreciation (depreciation) on investments	$(50,672)
Index put options purchased	Equity	Net realized gains (losses) from investments	(21,037,621)	Net change in unrealized appreciation (depreciation) on investments	(128,154)
Index call options written	Equity	Net realized gains (losses) from written option contracts	(50,604,962)	Net change in unrealized appreciation (depreciation) on written option contracts	(212,088)

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

Hussman Strategic International Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Futures contracts sold short	Equity	Net realized gains (losses) from futures contracts	$(1,880,950)	Net change in unrealized appreciation (depreciation) on futures contracts	$533,577

Hussman Strategic Value Fund

Type of Derivative	Risk	Location	Realized Losses	Location	Change in Unrealized Appreciation (Depreciation)
Index put options purchased	Equity	Net realized gains (losses) from investments	$(15,258)	Net change in unrealized appreciation (depreciation) on investments	$709
Index call options written	Equity	Net realized gains (losses) from written option contracts	(688,509)	Net change in unrealized appreciation (depreciation) on written option contracts	(63,310)

Hussman Strategic Total Return Fund had no transactions in derivative instruments during the year ended June 30, 2018.

In the ordinary course of business, Hussman Strategic Growth Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset the exposure it has on any transaction with a specific counterparty with any collateral it has received or delivered in connection with other transactions with that counterparty. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

The offsetting of financial liabilities and derivative liabilities as of June 30, 2018 are as follows:

Hussman Strategic Growth Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written call options at market value	$195,061,150	$—	$195,061,150	$—	$195,061,150
Total subject to a master netting or similar arrangement	$195,061,150	$—	$195,061,150	$—	$195,061,150

Hussman Strategic International Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged*	Net Amount
Variation margin receivable - futures contracts	$294	$—	$294	$(294)	$—
Total subject to a master netting or similar arrangement	$294	$—	$294	$(294)	$—

*	Amounts in cash collateral pledged in the table above are limited to the net amounts of liabilities presented in the Statements of Assets and Liabilities.

Hussman Strategic Value Fund

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
Written call options at market value	$2,404,350	$—	$2,404,350	$—	$2,404,350
Total subject to a master netting or similar arrangement	$2,404,350	$—	$2,404,350	$—	$2,404,350

77

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

5. CERTAIN INVESTMENTS AND ASSOCIATED RISKS

The securities in which the Funds invest, as well as the risks associated with these securities and with the investment programs of the Funds, are described in each Fund’s Prospectus. Among these risks are those associated with investments in derivative instruments, investments in shares of money market funds, concentration of investments within a particular business sector and, in the case of Hussman Strategic International Fund, investments in foreign securities.

Risks of Derivative Instruments — The purchase and sale of derivative instruments, including options and futures contracts, and other derivative transactions involve risks different from those involved with direct investments in securities and also require different skills from the Adviser in managing each Fund’s portfolio of investments. While utilization of options, futures contracts and similar instruments may be advantageous to the Funds, if the Adviser is not successful in employing such instruments in managing a Fund’s investments or in anticipating general market movements, the Fund’s performance will be worse than if the Fund did not make such investments. It is possible that there will be imperfect correlation, or even no correlation, between price movements of the investments held by the Funds and the options, futures or other derivative instruments used to hedge those investments. It is also possible that a Fund may be unable to close out or liquidate its hedges during unusual periods of illiquidity in the options, futures or other markets. In addition, a Fund will pay commissions and other costs in connection with its transactions in such instruments, which may increase its expenses and reduce its investment performance.

Investments in Money Market Funds — In order to maintain sufficient liquidity to implement investment strategies, or for temporary defensive purposes, each Fund may at times invest a significant portion of its assets in shares of money market funds. As of June 30, 2018, Hussman Strategic Growth Fund and Hussman Strategic Value Fund had 56.6% and 44.5%, respectively, of the value of their net assets invested in shares of a money market fund registered under the 1940 Act. An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, entity or person. While investor losses in money market funds have been rare, they are possible. The Funds incur additional indirect expenses due to acquired fund fees and expenses to the extent they invest in shares of money market funds.

Sector Risk — If a Fund has significant investments in the securities of issuers in industries within a particular business sector, any development generally affecting that sector will have a greater impact on the value of the net assets of the Fund than would be the case if the Fund did not have significant investments in that sector. This

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

may increase the risk of loss of an investment in a Fund and increase the volatility of a Fund’s net asset value per share. From time to time, circumstances may affect a particular sector and the companies within such sector. For instance, economic or market factors, regulation or deregulation, and technological or other developments, may negatively impact all companies in a particular sector and therefore the value of a Fund’s portfolio could be adversely affected if it has significant holdings of securities of issuers in that sector. As of June 30, 2018, Hussman Strategic Growth Fund had 24.0% of the value of its net assets invested in stocks within the Consumer Discretionary sector.

Foreign Investment Risk — Compared with investing in the United States, investing in foreign markets involves a greater degree and variety of risks. Investors in foreign markets may face delayed settlements, currency controls and adverse economic developments as well as higher overall transaction costs. In addition, fluctuations in the U.S. dollar’s value versus other currencies may erode or reverse gains from investments denominated in foreign currencies or increase losses. Foreign governments may expropriate assets, impose capital or currency controls, impose punitive taxes, impose limits on ownership or nationalize a company or industry. Any of these actions could have a severe effect on securities prices and impair an investor’s ability to bring its capital or income back to the U.S. Exchange rate fluctuations also may impair a foreign issuer’s ability to repay U.S. dollar denominated debt, thereby increasing credit risk associated with investment in such debt. The values of foreign securities may be affected by incomplete, less frequent or inaccurate financial information about their issuers, social upheavals or political actions ranging from tax code changes to government collapse. Foreign companies may also receive less coverage than U.S. companies by market analysts and may be subject to reporting standards or regulatory requirements that differ from those applicable to U.S. companies.

As of June 30, 2018, investments by Hussman Strategic International Fund in issuers in the United Kingdom represented 18.7% of the value of its stock portfolio and investments by the Fund in issuers in countries within the European Union (the “EU”), including the United Kingdom, represented 52.1% of the value of its stock portfolio. EU member countries that use the Euro as their currency (so-called Eurozone countries) lack the ability to implement an independent monetary policy and may be significantly affected by requirements that limit their fiscal options. Following the recent global economic crisis, some of these countries have depended on, and may continue to be dependent on, assistance from others such as the European Central Bank and other governments or institutions, and failure to implement reforms as a condition of assistance may have negative long-them effects for the economies of those countries

79

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

and other European countries. In June 2016, voters in the United Kingdom opted to leave the EU, and in March 2017, the United Kingdom triggered the withdrawal procedures which began a period of two years or longer during which the terms of the United Kingdom’s exit from the EU will be negotiated. As a consequence of this vote and the withdrawal process, there may be an extended period of political and economic uncertainty and market volatility in the United Kingdom, other EU countries, the European Economic Area and globally that could adversely impact the prices and liquidity of securities held by the Fund.

As of June 30, 2018, Hussman Strategic International Fund had 21.2% of the value of its stock portfolio invested in stocks of companies domiciled in Japan. At times, the Japanese economy has been negatively affected by government intervention and protectionism, an unstable financial services sector, a heavy reliance on international trade and natural disasters. These factors, as well as other adverse political developments, increases in government debt, and changes to fiscal monetary or trade policies, may negatively affect Japanese markets and the prices of stocks of Japenese companies.

6. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Hussman Strategic International Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objective. Hussman Strategic International Fund may (but is not required to) enter into contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date as a hedge or cross-hedge against either specific transactions or portfolio positions generally. Foreign currency hedging transactions may be used to reduce the risk that the U.S. dollar value of the Fund’s holdings of securities denominated in foreign currency will decline in value due to changes in foreign currency exchange rates or to protect against adverse changes in the prices of securities that the Fund is purchasing or selling prior to settlement of those transactions. All foreign currency exchange contracts are “marked-to-market” daily at the applicable translation rates resulting in unrealized gains or losses. Realized and unrealized gains or losses from transactions in foreign currency exchange contracts are included in the Fund’s Statement of Assets and Liabilities and Statement of Operations. Risks associated with these contracts include the potential inability of counterparties to meet the terms of their contracts and unanticipated movements in the value of a foreign currency relative to the U.S. dollar. Hussman Strategic International Fund, as previously noted, may also purchase foreign currency options to manage foreign currency exposures.

As of and during the year ended June 30, 2018 Hussman Strategic International Fund had no forward currency exchange contracts outstanding.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

7. BANK LINE OF CREDIT

Hussman Strategic Growth Fund has an unsecured bank line of credit with its custodian bank in the amount of $10,000,000. Hussman Strategic Total Return Fund has an unsecured bank line of credit with its custodian bank in the amount of $2,000,000. Any borrowings under these arrangements bear interest at a rate determined by the lending bank at the time of borrowing. During the year ended June 30, 2018, Hussman Strategic Growth Fund did not borrow under its line of credit. During the year ended June 30, 2018, Hussman Strategic Total Return Fund incurred $18 of interest expense related to borrowings. The average debt outstanding and the average interest rate for days with borrowings for Hussman Total Return Fund during the year ended June 30, 2018 were $370 and 4.82%, respectively. The largest outstanding borrowing during the year ended June 30, 2018 for Hussman Total Return Fund was $135,000. As of June 30, 2018, Hussman Total Return Fund did not have any outstanding borrowings. Neither Hussman Strategic International Fund nor Hussman Strategic Value Fund currently has a bank line of credit.

8. CONTINGENCIES AND COMMITMENTS

The Trust’s officers and Trustees are entitled to indemnification from the Funds for certain liabilities to which they may become subject in connection with the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which may require the Funds to indemnify the other parties to the contracts in the event of certain losses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve potential claims for indemnification for losses that may or may not be incurred in the future. However, based on experience, the Trust believes the risk of loss to be remote.

9. LEGAL PROCEEDINGS

Several lawsuits have been filed relating to Hussman Strategic Growth Fund’s investment in Tribune Company common stock in connection with Tribune Company’s Chapter 11 bankruptcy. The lawsuits stem from a leveraged buyout by which Tribune Company converted to a privately-held company in 2007. The Trust, Hussman Strategic Growth Fund and the Adviser (the “Hussman Entities”) were named as defendants and putative members of the proposed defendant class of shareholders in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company in the U.S. Bankruptcy Court for the District of Delaware in 2010. That action was subsequently transferred to the U.S. District Court for the

81

Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

Southern District of New York by order of the Judicial Panel on Multidistrict Litigation, and Marc S. Kirschner, the Litigation Trustee for the Tribune Litigation Trust, became successor plaintiff to the Creditors Committee on December 31, 2012, the effective date of Tribune Company’s plan of reorganization. The Trust and Hussman Strategic Growth Fund were also named as defendants in a lawsuit filed by the indenture trustees of certain noteholders of Tribune Company in the U.S. District Court for the Southern District of Ohio in 2011. Hussman Strategic Growth Fund and the Adviser were named as defendants in a similar action in the U.S. District Court for the District of Maryland in 2011. Both of those actions have been transferred to the U.S. District Court for the Southern District of New York for coordinated proceedings with many other similar lawsuits brought by individual creditors against former Tribune Company shareholders and the action currently prosecuted by the Tribune Litigation Trustee. The Trust, Hussman Strategic Growth Fund and the Adviser may also be putative defendant class members in some of these actions. The plaintiffs in all these lawsuits seek to recover amounts paid to shareholders of Tribune Company in connection with the leveraged buyout, plus interest and attorneys’ fees and expenses.

An omnibus motion to dismiss the actions filed by the individual creditors (the “Individual Creditor Actions”), but not the action prosecuted by the Litigation Trustee for the Tribune Litigation Trust (the “Litigation Trustee Action”), was filed in November 2012. On September 23, 2013, the U.S. District Court Judge issued a decision and order dismissing the Individual Creditor Actions in full. The plaintiffs in those actions appealed that decision to the U.S. Court of Appeals for the Second Circuit and certain shareholder defendants, including each of the Hussman Entities, cross-appealed. The Second Circuit heard oral argument on November 5, 2014 and issued a unanimous decision affirming the District Court’s decision on March 29, 2016. A petition of the individual creditors for rehearing or rehearing en banc was denied by the Second Circuit on July 22, 2016. The individual creditors filed a petition for a writ of certiorari in the United States Supreme Court on September 9, 2016, seeking Supreme Court review of the Second Circuit decision.

On August 2, 2013, with the District Court’s permission, the Litigation Trustee filed an amended complaint in the Litigation Trustee Action that named Hussman Strategic Growth Fund as one of the class representatives for the putative class of shareholder defendants. The Court issued a protocol regarding a global motion to dismiss that was filed on behalf of all shareholder defendants on April 24, 2014 and the District Court issued an opinion and order granting the motion to dismiss on January 6, 2017. The Litigation Trustee sought leave to appeal the District Court’s order, and the District Court has indicated that it will certify an interlocutory appeal after it resolves all other pending motions to dismiss.

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Hussman Investment Trust Notes to Financial Statements (continued)
June 30, 2018

The Litigation Trustee is seeking to amend his complaint in the Litigation Trustee Action to add a claim for constructive fraudulent conveyance against the shareholder defendants based on the Supreme Court’s decision in Merit Management Group, LP v. FTI Consulting, Inc., No. 16-784 (U.S.) (“Merit Management”). In addition, the Litigation Trustee has requested that the District Court defer certification of an interlocutory appeal from the Court’s dismissal of the Litigation Trustee’s intentional fraudulent conveyance claim.

Although the District Court denied the Litigation Trustee’s motion to amend its complaint on August 24, 2017, the Litigation Trustee renewed the motion to amend on March 8, 2018, based on the Supreme Court’s decision in Merit Management. That motion has been stayed by the District Court pending action by the Second Circuit in the Individual Creditor Actions.

On April 10, 2018, the plaintiffs in the Individual Creditor Actions filed a motion requesting that the Second Circuit recall its mandate, vacate its prior decision, and remand the actions to the District Court for further proceedings in light of the Supreme Court’s decision in Merit Management. The Second Circuit issued an order recalling the mandate “in anticipation of further panel review” on May 16, 2018.

The lawsuits allege no misconduct by the Hussman Entities, and each of them intends to defend itself vigorously in the lawsuits. Although the outcome of these proceedings cannot be predicted, the adverse impact to Hussman Strategic Growth Fund is not expected to exceed materially the value of the proceeds received by the Fund in connection with the leveraged buyout, which was $29,432,814 (representing, as of June 30, 2018, approximately 9.1% of the Fund’s net assets), plus interest. If the proceedings are decided or settled in a manner adverse to Hussman Strategic Growth Fund, the payment of judgments or settlements by the Fund in connection with the proceedings could have a material adverse effect on its net asset value per share.

10. SUBSEQUENT EVENTS

The Funds are required to recognize in their financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statements of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Funds are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the date of issuance of these financial statements and has noted no such events.

83

Hussman Investment Trust
Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of
Hussman Investment Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Hussman Investment Trust (“the Trust”) (comprising the Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund (collectively referred to as “the Funds”)), including the schedule of investments and the schedule of open written option contracts for Hussman Strategic Growth Fund, the schedule of investments for Hussman Strategic Total Return Fund, the schedule of investments and the schedule of futures contracts sold short for Hussman Strategic International Fund, and the schedule of investments and the schedule of open written option contracts for Hussman Strategic Value Fund, as of June 30, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds comprising Hussman Investment Trust at June 30, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits,

84

Hussman Investment Trust
Report of Independent Registered Public Accounting Firm (continued)

we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Hussman Investment Trust investment companies since 2002.

Cincinnati, Ohio
August 24, 2018

85

Hussman Investment Trust About Your Funds’ Expenses (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, which may include redemption fees; and (2) ongoing costs, including management fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio.

The examples below are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (January 1, 2018 – June 30, 2018).

The table on the following page illustrates each Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from each Fund’s actual return, and the fourth column shows the dollar amount of operating expenses that would have been paid by an investor who started the period with $1,000 invested in that Fund. You may use that information, together with the amount of your investment, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), and then multiply the result by the number given for the applicable Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare each Fund’s ongoing costs with those of other mutual funds. It assumes that each Fund had an annual return of 5% before expenses during the period shown. In this case, because the return used is not each Fund’s actual return, the results do not illustrate the actual expenses associated with your investment. However, the example is useful in making comparisons because the SEC requires all mutual funds to provide an example of fund expenses based on a 5% annual return. You can assess each Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other mutual funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. The expense ratios used in computing annual expenses in the tables are the expense ratios of the Funds during the six-month period ended June 30, 2018, annualized, after fee reductions. Actual expenses of the Funds in

86

Hussman Investment Trust About Your Funds’ Expenses (Unaudited) (continued)

future periods may differ. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

More information about each Fund’s expenses, including annual expense ratios, can be found elsewhere in this report. For additional information on operating expenses and other shareholder costs, please refer to each Fund’s prospectus.

	Beginning Account Value January 1, 2018	Ending Account Value June 30, 2018	Net Expense Ratio(a)	Expenses Paid During Period(b)
Hussman Strategic Growth Fund
Based on Actual Fund Return	$1,000.00	$1,030.30	1.13%	$ 5.69
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,019.19	1.13%	$ 5.66
Hussman Strategic Total Return Fund
Based on Actual Fund Return	$1,000.00	$ 991.20	0.73%	$ 3.60
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,021.17	0.73%	$ 3.66
Hussman Strategic International Fund
Based on Actual Fund Return	$1,000.00	$ 996.60	2.00%	$ 9.90
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,014.88	2.00%	$ 9.99
Hussman Strategic Value Fund
Based on Actual Fund Return	$1,000.00	$ 994.40	1.25%	$ 6.18
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,018.60	1.25%	$ 6.26

(a)	Annualized, based on the Fund’s most recent one-half year expenses.
(b)	Expenses are equal to each Fund’s annualized net expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

87

Hussman Investment Trust Board of Trustees and Officers (Unaudited)

Overall responsibility for supervision of management of the Funds rests with the Board of Trustees. The Trustees serve during the lifetime of the Trust and until its termination, or until death, resignation, retirement or removal. The Trustees, in turn, elect the officers of the Trust to supervise the day-to-day operations of the Funds. The officers are elected for annual terms. The following are the Trustees and executive officers of the Trust:

Trustee	Address	Age	Position Held with the Trust	Length of Time Served
*John P. Hussman, Ph. D.	6021 University Boulevard, Suite 490 Ellicott City, MD 21043	55	President and Trustee	Since June 2000
David C. Anderson	225 Pictoria Drive Cincinnati, OH 45246	67	Trustee	Since June 2000
Jody T. Foster	225 Pictoria Drive Cincinnati, OH 45246	49	Trustee	Since June 2016
William H. Vanover	225 Pictoria Drive Cincinnati, OH 45246	71	Trustee	Since June 2000
Robert G. Dorsey	225 Pictoria Drive Cincinnati, OH 45246	61	Vice President	Since June 2000
Mark J. Seger	225 Pictoria Drive Cincinnati, OH 45246	56	Treasurer	Since June 2000
John F. Splain	225 Pictoria Drive Cincinnati, OH 45246	61	Secretary and Chief Compliance Officer	Since June 2000

*	Dr. Hussman, as an affiliated person of the Adviser, is an “interested person” of the Trust within the meaning of Section 2(a)(19) of the 1940 Act.

Each Trustee oversees four portfolios of the Trust. The principal occupations during the past five years of the Trustees and executive officers of the Trust and public directorships (if any) currently held by the Trustees are set forth below:

John P. Hussman, Ph.D. is Chairman, President and Treasurer of the Adviser.

David C. Anderson is Network Administrator for Hephzibah Children’s Association (a child welfare organization).

Jody T. Foster is President of Symphony Consulting LLC (a provider of compliance, finance, marketing, operations and human resources services to public and private fund advisers).

88

Hussman Investment Trust Board of Trustees and Officers (Unaudited) (continued)

William H. Vanover is retired. Prior to June 30, 2018, he was an investment counselor with Planning Alternatives, Ltd. (a registered investment adviser).

Robert G. Dorsey is Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC (the Trust’s administrator and transfer agent) and affiliated companies.

Mark J. Seger is Co-Chief Executive Officer and Managing Director of Ultimus Fund Solutions, LLC and affiliated companies.

John F. Splain is an Executive Vice President of Ultimus Fund Solutions, LLC.

Additional information about members of the Board of Trustees and executive officers of the Trust is available in the Statement of Additional Information (“SAI”) of each Fund. To obtain a free copy of the SAI, please call 1-800-487-7626.

89

Hussman Investment Trust Other Information (Unaudited)

A description of the policies and procedures the Funds use to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free 1-800-HUSSMAN (1-800-487-7626), or on the SEC’s website at http://www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-800-HUSSMAN, or on the SEC’s website at http://www.sec.gov.

The Trust files a complete listing of portfolio holdings for each Fund with the SEC as of the end of the first and third quarters of each fiscal year on Form N-Q. The filings are available upon request, by calling 1-800-HUSSMAN (1-800-487-7626). You may also obtain copies of these filings on the SEC’s website at http://www.sec.gov. The Trust’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Federal Tax Information (Unaudited)

In accordance with federal tax requirements, the following provides shareholders with information concerning distributions from ordinary income made by the Funds during the fiscal year ended June 30, 2018. Certain dividends paid by the Funds may be subject to a maximum tax rate of 23.8%. Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund intend to designate up to a maximum amount of $1,544,228, $2,496,823, $152,328 and $37,085, respectively, as taxed at a maximum rate of 23.8%. For the fiscal year ended June 30, 2018, 100%, 23%, 100% and 100% of the dividends paid from ordinary income by Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund, Hussman Strategic International Fund and Hussman Strategic Value Fund, respectively, qualified for the dividends received deduction for corporations.

As required by federal regulations, the Trust will send to each shareholder complete information regarding dividends and other distributions of the Funds for 2018 on Form 1099-DIV.

90

Hussman Investment Trust Approval of Investment Advisory Agreements
(Unaudited)

At a meeting held in person on June 11, 2018, the Board of Trustees of Hussman Investment Trust, including the Trustees who are not “interested persons,” as defined by the Investment Company Act of 1940, of the Trust (the “Independent Trustees”) voting separately, reviewed and unanimously approved the continuance of each Fund’s Advisory Agreement with the Adviser for an additional annual period.

In determining whether to approve continuances of the Advisory Agreements, the Independent Trustees requested and received from the Adviser such information as they deemed reasonably necessary to evaluate the terms of the Advisory Agreements and to assess whether the Advisory Agreements continue to be in the best interests of the Funds and their shareholders. In addition to reviewing and considering this information, the Independent Trustees considered information relating to the Funds and the Adviser that was provided to them in connection with meetings of the Board held throughout the year. They reviewed and considered, among other things: (i) the nature, extent and quality of the services provided by the Adviser to each of the Funds; (ii) the investment performance of each of the Funds; (iii) comparisons of the advisory fees of the Funds and their expenses to those of peer groups of mutual funds; (iv) the Adviser’s costs of providing services to the Funds and the profits realized by the Adviser from its relationship with the Funds; (v) whether economies of scale in the Adviser’s costs of providing services have been realized from growth of the Funds’ assets; and (vi) whether the advisory fees payable by each Fund reflect an appropriate sharing of any such economies with such Fund for the benefit of the Fund and its shareholders. The Independent Trustees also reviewed the background, qualifications, education and experience of the Adviser’s investment professionals and support personnel, and discussed and considered: (i) the quality of shareholder communications, administrative functions and other services provided by the Adviser to the Trust and each of the Funds; (ii) the quality of the Adviser’s compliance program; (iii) the Adviser’s role in coordinating and supervising services provided to the Trust; and (iv) indirect benefits that the Adviser may derive from its relationship with the Funds. The Independent Trustees were advised and supported in this process by independent legal counsel and, prior to voting, met with and asked questions of representatives of the Adviser, including Dr. John Hussman, and met separately with their counsel.

The Adviser provided the Independent Trustees with extensive information to assist them in analyzing both the absolute and risk-adjusted returns of the Funds over various periods. The returns of each Fund were compared to the returns of relevant indices and to the average returns of one or more selected peer groups of other mutual funds. These analyses and comparisons showed that, since its inception on July 24, 2000 through April 30, 2018, Hussman Strategic Growth Fund generated an average annual

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(Unaudited) (continued)

total return of 0.70%, compared with an average annual total return of 5.43% for the S&P 500 Index. These analyses also showed that, since inception, Hussman Strategic Growth Fund’s hedging strategies have been successful in reducing the volatility of an investment in the Fund as compared to the volatility of relevant securities indices. Information provided to the Board indicated that the Adviser’s stock selection record for Hussman Strategic Growth Fund has over the long term been acceptable and that the underperformance by the Fund in recent years is largely attributable to the Fund’s use of hedging techniques and the nature of the Fund’s alternative investment approach, which is not intended to track general market movements. In evaluating the Fund’s investment performance, the Independent Trustees recognized that the use of hedging is an integral part of the Fund’s investment program and that, although this has caused significant underperformance, the Adviser has consistently managed the investment portfolio of Hussman Strategic Growth Fund in a manner consistent with the Fund’s investment objective and policies, and with the Adviser’s investment methodology, as described in the Fund’s prospectus. The Independent Trustees also recognized that the Adviser has adapted and refined the models and analytics it uses in managing the Fund in seeking to address the Fund’s underperformance and noted that the Adviser has from time to time implemented various modifications in its analytics and restrictions in its hedging approach with the goals of improving the investment performance of the Fund over the long term and reducing the risks and costs associated with its hedging strategy. The Independent Trustees observed that, although the Fund has underperformed the S&P 500 Index from 2009 to date, this period represents only half of a full market cycle and that the Fund’s outperformance of the Index prior to 2009 was substantial.

In reviewing the performance of Hussman Strategic Total Return Fund, the Independent Trustees took note of the fact that the Fund underperformed the Bloomberg Barclays U.S. Aggregate Bond Index during the one year period ended April 30, 2018, returning –1.07% versus a return of –0.32% for the Index. They also considered that the Fund’s average annual total return of 4.36% since its inception on September 12, 2002 through April 30, 2018 compares favorably to the 3.99% average annual total return of the Bloomberg Barclays U.S. Aggregate Bond Index during the same period. The Independent Trustees noted that the primary driver of Hussman Strategic Total Return Fund’s underperformance during certain recent periods was its exposure to gold stocks which, while generally modest, caused a significant drag on the Fund’s investment performance due to a severe drop in the price of gold and the prices of gold stocks.

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(Unaudited) (continued)

With respect to Hussman Strategic International Fund, the Independent Trustees took note of the fact that the Fund underperformed the MSCI Europe, Australasia, Far East (“EAFE”) Index during the one year period ended April 30, 2018, returning 1.23% versus a return of 14.51% for the Index. They also considered the fact that the Fund’s average annual total return of –0.82% since its inception on December 31, 2009 through April 30, 2018 lagged the 6.08% average annual total return of the MSCI EAFE Index during the same period. In their evaluation of the investment performance of Hussman Strategic International Fund, the Independent Trustees observed that, since its inception, the Fund has maintained a defensive investment position in which it has been substantially fully hedged against the impact of general market fluctuations. They also observed, however, that the Fund has experienced less downside risk since its inception than would have resulted from use of a passive investment approach and noted that the Fund has not been in existence for a full market cycle, making it difficult to evaluate the Fund’s long-term investment performance relative to its investment objective.

With respect to Hussman Strategic Value Fund, the Independent Trustees took note of the fact that the Fund underperformed the S&P 500 Index during the one year period ended April 30, 2018, returning –1.41% versus a return of 13.27% for the Index. They also noted that the Fund’s average annual total return of –0.41% since its inception on February 6, 2012 through April 30, 2018 significantly lagged the 13.87% average annual total return of the S&P 500 Index during the same period. In their evaluation of the investment performance of Hussman Strategic Value Fund, the Independent Trustees observed that the Fund has maintained a defensive stance since its inception (with between 50% and 100% of the Fund’s stock portfolio hedged against general market fluctuations). They also observed, however, that the Fund has experienced less downside risk than would have resulted from use of a passive investment approach and noted that (similar to Hussman Strategic International Fund) the Fund has not been in existence for a full market cycle, making it difficult to evaluate the Fund’s long-term investment performance relative to its investment objective.

In evaluating the advisory fees payable by the Funds and the Funds’ expense ratios, the Independent Trustees reviewed comparative expense and advisory fee information for peer groups of mutual funds based on investment style.

With respect to advisory fee rates, the Independent Trustees concluded that the advisory fee rate of 0.90% for Hussman Strategic Growth Fund, based on the Fund’s current asset level, compares favorably to the average advisory fees payable by other “long-short” and “market neutral” mutual funds, as categorized by Morningstar and that, when compared to the advisory compensation payable by hedge funds offering

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similar investment programs, Hussman Strategic Growth Fund is much less expensive. The Independent Trustees also concluded that the advisory fee rate of 0.50% for Hussman Strategic Total Return Fund, based on the Fund’s current asset level, is within the range of advisory fees of other funds of similar size investing in similar securities. The Independent Trustees observed that the advisory fee rate of 0.95% for Hussman Strategic International Fund, at the Fund’s current asset level, is higher than the advisory fee rates of most other international stock funds, but also observed that the Fund’s fee rate is less than both the median and average advisory fee rates for “long-short” and “market neutral” mutual funds, as categorized by Morningstar. They noted in this regard that, unlike most international stock funds and similar to “long-short” and “market neutral” mutual funds, Hussman Strategic International Fund employs an investment strategy that incorporates risk management and hedging techniques. Thus, the Independent Trustees concluded that the advisory fee payable by the Fund is appropriate. Although the advisory fee rate of 0.90% for Hussman Strategic Value Fund is higher than the advisory fee rates of many other mutual funds within the Fund’s peer group, such fee is within the range of the advisory fees of peer group funds. Under these circumstances and in light of the investment strategy of Hussman Strategic Value Fund, which incorporates risk management and hedging techniques that are not typically employed by the peer group funds, the Independent Trustees concluded that the advisory fee payable by the Fund is appropriate. The Independent Trustees determined with respect to each of the Funds that the fees payable to the Adviser appropriately reflect the nature and scope of services provided by the Adviser (which are broader than the norm) and the value to the Funds of the Adviser’s experience, expertise and analytic capabilities. They also determined that the advisory fee schedules of each of the Funds, which include advisory fee breakpoints, allow the Funds and their shareholders to participate in economies of scale in the Adviser’s costs of providing services that may be associated with potential future growth of the Funds’ assets.

With respect to the total expenses of the Funds, the Independent Trustees considered the fact that the expense ratios of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, both before and after advisory fee reductions, are considerably less than the averages for their respective peer group funds. They noted in this regard that Hussman Strategic Growth Fund has one of the lowest expense ratios among mutual funds classified by Morningstar as “long-short” or “market neutral” funds. They further noted that, notwithstanding the significant decline in the net assets of Hussman Strategic Growth Fund in recent years, the expense ratio of the Fund (after fee reductions) has not increased significantly and, in addition, that the Fund has continued to benefit from past reductions in the rate of fees payable

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(Unaudited) (continued)

pursuant to the Advisory Agreement that were implemented when the Fund’s assets were substantially greater. With respect to Hussman Strategic Total Return Fund, the Independent Trustees noted that the Fund’s expense ratio is considerably less than the average expense ratio of “tactical allocation” or “multi-sector bond” mutual funds tracked by Morningstar. They also noted that, from time to time since each such Fund’s inception, its expense ratio was reduced through the introduction of advisory fee breakpoints. In addition, the Independent Trustees considered the fact that, since March 2013, the Adviser has contractually been reducing its fees to reduce the total ordinary operating expenses of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund, and most recently has agreed to reduce its advisory fees or to absorb operating expenses of these Funds until at least November 1, 2018, to the extent necessary to limit the total annual ordinary operating expenses of Hussman Strategic Growth Fund and Hussman Strategic Total Return Fund to 1.13% and 0.73%, respectively, of average daily net assets.

The Independent Trustees also reviewed comparative information relating to the total expenses of Hussman Strategic International Fund and Hussman Strategic Value Fund. They noted that the expense ratios of those Funds are higher than many other mutual funds that have similar investment strategies. However, the Independent Trustees considered the fact that these higher expense ratios are attributable, in part, to the small size of these Funds and took into consideration expense limitation arrangements under which the Adviser agreed, until at least November 1, 2018, to reduce its advisory fees or to absorb operating expenses of these Funds to the extent necessary to limit total annual ordinary operating expenses of Hussman Strategic International Fund and Hussman Strategic Value Fund to 2.00% and 1.25%, respectively, of average daily net assets. The Independent Trustees also considered the fact that the Adviser agreed several years ago to new advisory fee schedules which resulted in an immediate reduction in the effective advisory fee rates for Hussman Strategic International Fund and Hussman Strategic Value Fund of 0.05% and 0.10%, respectively, of average daily net assets based on then current asset levels. They concluded that these Funds have benefited and continue to benefit from reductions in advisory fee rates and expense limitation arrangements that have enabled them to maintain expense ratios within the range of expense ratios of their respective peer group funds.

The Independent Trustees also reviewed recent financial statements of the Adviser, and schedules showing the Adviser’s estimated revenues, expenses and profitability with respect to each of the Funds for calendar years 2015, 2016 and 2017. They noted that the Adviser has reduced its fees, thereby reducing its profitability, pursuant to expense limitation agreements. They recognized that the Adviser has realized significant

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(Unaudited) (continued)

profits over the years from its advisory relationships with Hussman Strategic Growth Fund, Hussman Strategic Total Return Fund and Hussman Strategic International Fund, and that the Adviser’s profit margins associated with providing services to these Funds have been significant at times, but concluded that the Adviser’s profitability with respect to each of these Funds was not excessive when viewed in light of the scope of services provided by the Adviser and the Adviser’s adherence to its stated investment philosophy and the investment programs of the Funds. The Independent Trustees also recognized that the Adviser’s profitability with respect to these Funds has declined significantly in recent years as a consequence of declines in the total net assets of these Funds. In evaluating the Adviser’s profitability, the Independent Trustees considered the broad and unique skill set and talent of the Adviser that is required for the Adviser to pursue and to adhere to the Funds’ well-defined and disciplined investment programs, which has been a primary attraction of the Funds to investors. They determined that, notwithstanding a decline in the Adviser’s revenues and the resulting decrease in its profitability, the Adviser has the financial resources needed to continue to provide all required services to the Funds, without diminution of service quality. The Independent Trustees also determined that, to the extent further declines in the net assets of the Funds may further reduce the Adviser’s revenues, it would be feasible for the Adviser to reduce its expenses or access capital resources if necessary to maintain the scope and quality of services provided to the Funds.

Based on a careful review of the investment performance and risk characteristics of the Funds and consideration of the factors and information discussed above, the Independent Trustees concluded that the Adviser has provided all required services to the Funds and has provided services of appropriate quality. They determined that this conclusion is supported by the nature and scope of advisory services required by the Funds, which are broader and more sophisticated than those required by many other mutual funds due to the nature of the Funds’ investment programs and which involve extensive use of risk-management techniques. The Independent Trustees also considered the fact that the Adviser has generally achieved lower volatility of investment returns for the Funds than would have resulted from use of a passive investment approach. They recognized that challenges associated with the Adviser’s hedging approach have reduced returns in the period since 2009, but noted that the Adviser has implemented meaningful changes in its methodologies since 2009 that may operate to reduce the frequency of similar challenges in future market cycles while maintaining the favorable attributes that the Adviser’s hedging strategies exhibited in the years prior to 2009. In this regard, the Independent Trustees specifically considered the fact that the investment performance of each of the Funds in recent years generally

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has been disappointing and considered whether, under such circumstances, it would be appropriate and consistent with their duties and the interests of the Funds to approve the continuance of each of the Advisory Agreements, as proposed.

The Independent Trustees concluded that the Adviser has consistently taken a proactive stance with regard to shareholder protections, service quality and ethical standards. Among other things, they noted that the Adviser: (i) does not derive any material indirect benefits from its relationship with the Funds; (ii) does not derive any economic benefit in connection with transactions in shares of the Funds; and (iii) adheres to a brokerage placement policy that seeks to obtain best execution and low commissions on all of the Funds’ brokerage transactions and does not direct transactions to obtain “soft dollar” services, which has resulted in significant savings to the Funds and their shareholders by reducing transaction costs (which are not reflected in the expense ratios of the Funds) and has operated to increase the Funds’ investment performance after expenses. The Independent Trustees thought it was significant that Dr. John Hussman and other personnel of the Adviser, and their immediate family members and charitable entities, maintain substantial investments in the Funds, which helps to align the interests of the Adviser and its personnel with the interests of shareholders.

After evaluating all pertinent factors and information (including but not limited to the factors and information discussed above), the Board determined that the fees payable by each Fund pursuant to the Advisory Agreements were appropriate in view of the nature, scope and quality of services provided by the Adviser and determined that continuances of the Advisory Agreements would be in the best interests of the Funds and their shareholders. Accordingly, the Board voted unanimously to approve the continuance of each of the Advisory Agreements for an additional annual period. No single factor was considered in isolation or to be determinative to this decision.

97

INVESTMENT ADVISER
Hussman Strategic Advisors, Inc.
6021 University Boulevard, Suite 490
Ellicott City, Maryland 21043

www.hussmanfunds.com
1-800-HUSSMAN (1-800-487-7626)

ADMINISTRATOR/TRANSFER AGENT

Ultimus Fund Solutions, LLC
225 Pictoria Drive, Suite 450
Cincinnati, Ohio 45246

CUSTODIANS

U.S. Bank, N.A.
425 Walnut Street
Cincinnati, Ohio 45202

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60675

INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Ernst & Young LLP
1900 Scripps Center
312 Walnut Street
Cincinnati, Ohio 45202

LEGAL COUNSEL

Schulte Roth & Zabel LLP
919 Third Avenue
New York, New York 10022

This Report is authorized for
distribution only if accompanied or preceded
by a current Prospectus of the Funds.

Item 2. Code of Ethics.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. Pursuant to Item 12(a)(1), a copy of registrant’s code of ethics is filed as an exhibit to this Form N-CSR. During the period covered by this report, the code of ethics has not been amended, and the registrant has not granted any waivers, including implicit waivers, from the provisions of the code of ethics.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert serving on its audit committee. The audit committee determined that, although none of its members meet the technical definition of an audit committee financial expert, the members have sufficient financial expertise to address any issues that are likely to come before the committee. After evaluation of the accounting environment within which the registrant operates, it was the consensus of the audit committee members that it is not necessary at the present time for the committee to seek to recruit an additional trustee who would qualify as an audit committee financial expert. It was the view of the committee that, if novel issues ever arise, it will hire an expert to assist it as needed.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $141,300 and $141,300 with respect to the registrant’s fiscal years ended June 30, 2018 and 2017, respectively.

(b)	Audit-Related Fees. No fees were billed during the fiscal years ended June 30, 2018 and 2017 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were $34,600 and $34,600 with respect to the registrant’s fiscal years ended June 30, 2018 and 2017, respectively. The services comprising these fees are the computation of required distributions and the preparation of the registrant’s federal income and excise tax returns.

(d)	All Other Fees. No fees were billed in either of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item.

(e)(1)	The audit committee has adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. Pursuant to the pre-approval policies and procedures, the audit committee has pre-approved certain audit, audit-related and tax services and has established, with respect to each fiscal year of the registrant, the following maximum fee levels for services covered under the pre-approval policies and procedures:

•	Services associated with SEC registration statements filed by the registrant with the SEC or other documents issued by the registrant in connection with securities offerings and assistance in responding to SEC comment letters – $6,000

•	Consultations with management of the registrant as to the accounting or disclosure treatment of transactions or events and/or the actual or potential impact of final or proposed rules, standards or interpretations by the SEC, FASB or other regulatory or standard setting bodies – $6,000

•	All additional tax services provided to the registrant in the aggregate – $6,000

(e)(2)	None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Less than 50% of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)	During the fiscal years ended June 30, 2018 and 2017, aggregate non-audit fees of $34,600 and $34,600, respectively, were billed by the registrant’s principal accountant for services rendered to the registrant. No non-audit fees were billed in either of the last two fiscal years by the registrant’s principal accountant for services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(h)	The principal accountant has not provided any non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Registrants.

Not applicable

Item 6. Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a) Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Attached hereto

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(a)(4) Change in the registrant’s independent public accountants. Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CODE ETH Code of Ethics

Exhibit 99.CERT Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Hussman Investment Trust

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	August 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ John P. Hussman
John P. Hussman, President

Date	August 27, 2018

By (Signature and Title)*	/s/ Mark J. Seger
Mark J. Seger, Treasurer

Date	August 27, 2018

*	Print the name and title of each signing officer under his or her signature.